Exhibit (iv)
                               AGREEMENT OF LEASE

                                     between

                          NARK(S FUNDING COMPANY, LLC,

                                 as Landlord and


                          DUPONT SECURITIES GROUP, INC.

                                    as Tenant


                                     Dated:
                                September , 1999

                                    Premises:

           Entire Rentable Portion of Suite 1100-26 on the 11th Floor
                                   42 Broadway
                            New York, New York, 10004


















Nksfndg. dupont. securities.9.7.99
                                TABLE OF CONTENTS
Page
ARTICLE 1 BASIC LEASE INFORMA TENANT DEFINITIONS8
          1.01 Basic Lease Information
               ----- ----- -----------
          1.02 Oilier Definitions
               ------ -----------
ARTICLE 2 PREMISES; TERM9
          2.01 Demise
          2.02 Term                                                  10
          2.03 Deli very of demised Premises                         10
          2.0 3 USE; CONDUCT OF BUSINESS10
         3.01 Use              10
           No Nuisance         11
           -- --------
         3.03 Deliver Restrictions           11
              ------- ------------
         3.04 Permits                        11
              -------
         3.05 Environmental                  12
              -------------
            ARTICLE 4RENT12
       4.01 GrossRent
       4.02 Base Rent                        12
               ---- ----
          4.03 Manner ofPavment              12
               ------ ---------
          4.04 Illegality                    13
               ----------
          4.05 Occupancy and Transfer Taxes             13
                                                 -------------------
         ARTICLES ADDITIONAL CHARGES13
          5.01 Definitions                              13
          5.02 Tenant's Tax Payment                     14
                                                 -------------------
          5.03 Landlord's Statements                    14
          5.04 Survival                                 14

ARTICLE 6 TENANT ELECTRICITY                            15
          6.01 Supvlv of electricity                    15

ARTICLE 7SERVICESANDREPAIRS 17
          7.01 Standard of Operation: Landlord Services 17
--------------------------------------------------------------------
          7.02 Access                                   17
          7.03 Cleaning                                 18
               --------
          7.04 Service Interruption                     18
          ARTICLE 8ALTERATIONS18
          8.01 Landlord's Work                          18
          8.02 Alterations                              19
               -----------
          8.03 Tenant's Property                        20
               -----------------
          8.04 Effect of landlord's APPROVAL            21
               ------ ------------- --------
          8.05 Survival                                 21
          Nks~dg.dupont.securities.9.7.99
Page 21

ARTICLE 9REPAIRS                                        21
          9.01 Repairs by Landlord
          9.02 Repairs by Tenant                        21
                                                       .22
          9.03 Changes in Facilities
          9.04 Landlord Access
ARTICLE 10 COMPLIANCE WITH LA WS
          10.01 Compliance with Laws by Tenant
 22
..22
ARTICLE 11 RIGHT TO PERFORM TENANT COVENANTS
         11.01   Right to Perform Tenant Covenants
ARTICLE 12 ASSIGNMENT, MORTGAGING AND SUBLETTING22
          12.01 Assignment: Etc                          22
                ---------------
                                                         23
                            ... 24
          12.02   Assi~nment and Subletting Procedures
          12.03   Additional Subleasing ConditionS
25
          12.04   Mortgagin~
ARTICLE l3SUBORDINATION/ATTORNMENT25
25
26
          13.01   Subordination
          13.02   Attomment
 .. .27
          13.03   Right to Cure        27
 27

ARTICLE 14 BANKRUPTCY; CONDITIONS OF LIMITATION
          14.OlBankruptcv                               .28
          14.02 Default                 29
          14.03 Intentional Default
..... 29
          14.04 Re-entrv bv Landlord                   . 29
                ----------- --------
           14.05 Damages                                 30
                 -------
           14.06 Right to Iniunction              30
                 -------- ----------
           14.07 Other Remedies                          30
                 ----- --------

... .31
 14.08 Certain Waivers
14.09 No Waiver31

          14.l0Attornevs'Fees                   31
          14.11 Late Payments                                1

  ARTICLE 15 QUIET ENJOYMENT                              31

            15.01 Ouiet Enjoyment                32
  ARTICLE 16 RULES OF THE BUILDING                       32
16.01 Building Rules32
16.02 Graphics







                                       -3-
        ~~~ffldg.dupont.securities.9.7.99
Page
ARHCLE17INSURANCE32
          17.01 ComDliance with Insurance Standards             32
                ------------------------- ---------
          17.02 Landlord Insurance                              32
                -------- ---------
          17.03 Tenant Insurance                                32
                ------ ---------
          17.04 Waiver ofSubrogation                            33
                --------------------
          17.05 Policy Reauirements                             33
                ------ ------------
ARTICLE 18 NONLIABILITY AND INDEMNIFICATION34
          18.OlExculDation                                      34
          18.02 Indemnity                                       34
                ---------
          18.03 Limitation ofLandlord's Personal Liability      35
                -------------------------------- ---------
ARTICLE 19 CONDEMNATION35
          19.01 Condemnation                                    35
                ------------
ARTICLE2O CASUALTY36
          20.01 Casualty                                        36
                --------
          20.02 Landlord Ri~ht to Terminate                     36
                -------- ----- ------------
          20.03 Disclaimer                                      36
                ----------
          20.04RPL~227                                          36
          20.05 CooDeration                                     36
                -----------
ARHCLE 21 SURRENDER37
          21.01 Surrender                                       37
                ---------
          21.02 Holding-Over                                    37
                ------------
ARTICLE 22 ESTOPPEL CERTIFICATES38
          22.01 EstopDel Certificates                            38
                ---------------------
ARTICLE 23 INTENTIONALLYDELETED38
ARTICLE 24 AIR CONDITIONING MAINTENANCE38
          24.01 Air Conditioning Maintenance                     38
                ---------------- -----------
ARTICLE 25 LOWER MANHATTAN ECONOMIC REVITALIZATION PLAN39
      25.01 Landlord's Cooveration39
ARTICLE 26 PARTIES BOUND40
          26.01 Successors and Assigns                           40
                -------------- -------
          26.02 Present Landlord                                 40
                ------- --------
          26.03 No Otfer                                         40
                --------
          26.04 Inability to Perform                            40
                --------------------
          26.05 Waiver ofCounterclaims and Jury Trial           40
                -------------------------- ----------
          26.06 Notices                                         41
                -------
     Nksfndg.dupont.sccurities.9.7.99                         -4-
Page
          26.07 Severability                                    41
                ------------
          26.08 Amendments                                      41
                ----------
          26.O9No Joint Venture                                 41
          ------- -------------
          26.10 Brokers                                         41
                -------
          26.11 Merger                                          42
                ------
          26.12 ApDlicable Law                                  42
                ---------- ---
          26.13 Shoring: No Dedication                          42
                ----------- ----------
          26.14 Notice ofOccurrences                            42
                --------------------
          26.15 Vaults                                           42
                ------
          26.16 Window Cleaning                                  42
                ---------------
          26.17 Windows                                          42
                -------
          26.18 Consents and ADDrovals                           42
                ------------ ---------
          26.19 DeveloDment Rights                               43
                ----------- ------
          26.20 Business Hours                                   44
                -------- -----
          26.21 Confidentiality                                  44
                ---------------
          26.22 Exhibits                                        44
                --------
          26.23 No Recordin~ ofLease                           44
                -- --------- -------
ARTICLE 27 SECURITY44
         27.01 Security                                         44
               --------
    Nksfndg.dupontsecuritie~.9.7.99                          -5-
EXHIBITS
A        Plan of Demised Premises
B        Intentionally Deleted
C        Cleaning Specification
D        Building Rules and Regulations
E        Guaranty
    Nksfildg.dupont.seGurities,9,7,99                        -6-
                                    Addendum

                             INDEX OF DEFINED TERMS
Definition                                                     Where Defined
----------                                                     ----- -------
Additional Charges                               Section                4.01
Alterations                                      Section                8.02
Bankruptcy Code                                  Section 14.01
Base Rent                                        Section                4.02
Brokers                                          Section                1.01
Building                                         Section                1.01
B~ding Systems                                   Section                8.02
Business Days                                    Section 26.20
Business Hours                                   Section 26.20
Commencement Date                                Section                1.01
Common Areas                                     Section                2.01
Consent                                          Section 26.18
Expiration Date                                  Section                1.01
Force Majeure                                    Section 26.04
Gross Rent                                       Section                4.01
Hazardous Materials                              Section                3.06
Holidays                                         Section 26.20
Land                                             Section                1.01
Landlord                                         Section                1.01
Landlord Services                                Section                7.01
Landlord Statement                               Section                5.01
Landlord's Agents                                Section                9.02
Landlord's Contribution                          Section                8.01
Landlord's Work                                  Section                2.03
Lease Commencement                               Section                1.01
Legal Requirements                               Section 10.01
Payment Dates                                    Section                5.02
Premises                                         Section                1.01
Qualified Alteration                             Section                8.02
Real Estate Taxes                                Section                5.01
Rent Commencement                                Section                4.02
Senior Interest Holder                           Section 13.02
Stipulated Rate                                  Section                4.03
Subordinated Mortgage                            Section 13.01
Successor Landlord                               Section 13.02
Tenant                                           Section                1.01
Tenant's Agents                                  Section                9.01
Tenant's Property                                Section                8.03
Tenant's Tax Payment                             Section                5.02
Term                                             Section                1.01
     Nksfndg.dupont.secunties.9.7.99                     -7-
                               AGREEMENT OF LEASE

            This AGREEMENT OF LEASE, dated as of August___,1999 (this "Lease"), is entered into between Landlord and Tenant, identified and defined below.

     The parties to this Lease hereby agree with each other as follows:

     ARTICLE 1 BASIC LEASE INFORMATION AND DEFINITIONS 1.01 Basic Lease Information. The following sets forth the basic data with respect to this ------------------------ Lease and constitute the definitions of the terms used throughout this Lease: Defined Term: Basic Information and Definition: Landlord:
Narkis Funding Company, LLC

Landlord's Address                       c/o Cammeby's Management Company, LLC
         for Notices:                    42 Broadway, Suite 1548
                                         New York, New York 10004

Tenant:                                  Dupont Securities Group, Inc.

Tenant's Address                         42 Broadway, Suite 1100-26
        for Notices:                     New York, New York 10004
                                         Attention:

                Building: The building having the street address of 42 Broadway, New York, New York 10004.

               Premises: Suite 1100-26 (substantially as identified on the floor plan annexed hereto as Exhibit "A".

Term:                                    Ten (10) Years, Four (4) Months

               Commencement Date: Upon substantial completion of the Initial Alterations (see Section 2.03).

               Expiration Date: Ten (10) years, four (4) months affer the Commencement Date, unless sooner terminated in accordance with the terms and conditions of this Lease, and subject to the provisions of
          Section  2.02 and  Article 26  ---------------------------------------
          ---------------------------


  Nksfndg.dupont.secnnties~9.7.99                          -8-
Base Rent:                        $150,500.00
                                 $ 158,620.00
                                 $ 163,378.60
                                 $ 168,279.96
                                 $ 173,328.36
                                 $ 185,738.21
                                 $ 191,310.35
                                 $ 197,049.66
                                  $202,961.15
                                 $ 209,049.99
                                  $215,321.49
For the 1st year of the term For the 2nd year of the term For the 3rd year of the term For the 4th year of the term For the 5th year of the term For the 6th year of the term For the 7th year of the term For the 8th year of the term For the 9th year of the term For the 10th year of the term For the 11th year of the term

               Rent Concession: Four (4) months, 1st, 2nd, 13th and 14th installments of Annual Base Rent if Tenant is not otherwise in default.

               Electric: $19,250.00 per annum ($1,604.17 per month) [see Section 6.01]. ----------------------------------- -------------------------

Tenants Tax share:                2.1%
Base Tax Year:                    1999/2000

  Security Deposit:               $68,329.40 [see Section 27.01]

  Broker(s):                      The Lawrence Group, LLC, David Ofman

               Anything contained herein to the contrary notwithstanding, in the event any of the foregoing items of Basic Lease Information and Definitions conflicts with any other provision(s) set forth elsewhere in this Lease, the other provision(s) shall govern.

               1.02 Other Definitions. Set forth on the Addendum attached immediately behind the Table of Contents at the front of this Lease, is an index of additional terms used in this Lease. Such terms shall have the respective meanings specified in the Sections of this Lease set forth after such terms; provided, however, that the failure to list on said Addendum any term used in this Lease shall not affect in any way the use of a defined term in this Lease, and any terms defined in this Lease and used herein shall have the meaning so defined. In addition, unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting and shall mean "including. without limitation ""including without being limited to." and words of like import, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof." "herein "hereby. " "hereunder. " and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement to this Agreement shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable.

               ARTICLE 2 PREMISES; TERM 2.01 Demise. (a) Landlord hereby leases to Tenant and Tenant hereby hires from Landlord,


               ------- subject to the covenants and agreements contained in this Lease, the Premises, to as shall be delivered to Tenant in accordance with Section 2.03(a).

               (b) Tenant shall have, as an appurtenance to the Premises, the nonexclusive right to use, and permit its employees and invitees to use, in common with others the common areas of the Building, and if the portion of the Nksfndg.dupont.securities.9.7.99 -9- Premises on any floor includes less than the entire floor, the common toilets, corridors and elevator lobby on such floor (collectively, the "CommonAreas"); but such rights shall always be subject to (i) the rights of Landlord; and (ii) such rules and regulations from time to time established by Landlord pursuant to Section 16.01.

               2.02 Term. (a) The term of this Lease shall commence on the Commencement Date, as defined herein, and unless sooner terminated as herein provided, shall terminate on the Expiration Date, unless sooner terminated as herein provided.

               (b) If Landlord, for any reason whatsoever, is unable to deliver possession of all or any portion of the Premises to Tenant on the Commencement Date or on any other date, except as hereinafter provided, neither this Lease nor any of the terms of this Lease shall be affected thereby nor shall the Term be extended and Landlord shall have no liability to Tenant in respect thereof. Tenant hereby waives any right to recover damages which may result from Landlord's inability to deliver possession of the Premises on the Commencement Date or on any other date.

               2.03 Deliverv ofPremises: Commencement Date. (a) Tenant agrees that, except as expressly provided herein, (i) it enters into this Lease without any representations, warranties or promises by Landlord, its agents, representatives, employees, servants or any other person in respect of the Building or the Premises, (ii) no rights, easements or licenses are acquired by Tenant by implication or otherwise and
          (iii) Tenant will accept the Premises on the Commencement Date "AS IS" in the condition existing on that date, provided Landlord has substantially completed the Initial Alterations as provided in Exhibit "B" attached hereto, and the taking of occupancy of the whole or any part of the Premises by Tenant shall be (A) conclusive evidence, as against Tenant, that Tenant accepts possession of the same and that the Premises so occupied and the Building equipment servicing the Premises, were in good and satisfactory condition at the time such occupancy was so taken, and (B) deemed to be a representation by Tenant that the Premises are in the condition agreed to by Landlord and Tenant for commencement of the Term hereof. Thereafter, Landlord shall have no obligation to do any further work in order to make the Premises suitable and ready for occupancy and use by Tenant, excepting any minor Punch List items. Any work to be performed by Tenant shall be subject to compliance with the terms and conditions of this Lease. Landlord and Tenant shall immediately upon substantial completion of the Initial Alteration by Landlord both execute a writing acknowledging the Commencement Date (the "Commencement Date Agreement"). Notwithstanding anything to the contrary contained herein, the term of the Lease shall commence on the Commencement Date as defined herein, which date shall be acknowledged in the Commencement Date Agreement by Landlord and Tenant.

               (b) The parties hereto agree that this Article 2 constitutes an express provision as to conditions under which Landlord shall deliver possession of the Premises to Tenant, and Tenant hereby waives any rights to rescind this Lease which Tenant might otherwise have pursuant to Section 223-a of the Real Property Law of the State of New York, or pursuant to any other law of like import now or hereafter in force.


               ARTICLE 3 USE; CONDUCT OF BUSINESS 3.01 Use. (a) Subject to the remaining provisions of this Section 3.01, Tenant shall use and

               ---- occupy the Premises during the Term solely for executive, administrative and sales offices for Tenant's financial services business and for no other purposes.

               (b) Tenant covenants and agrees that at all times the business to be conducted at, through and from the Premises and the kind and quality of services to be offered in the conduct thereof will be first-class in every respect and will be in conformity with the standards of practice consistent with first-class office buildings in the Borough of Manhattan in the City of New York. In no event may the Premises be used for any purposes in violation of the Certificate of Occupancy for the Building or which are prohibited in the Rules and Regulations or in any restrictive covenant at any time or from time to time affecting the Building (at Tenant's request in Nksfndgdupont.securjtje~.97,99 - 10- connection with any request for consent in a change in use, Landlord will supply Tenant with any applicable restrictive covenants).

               3.02 No Nuisance. (a) Tenant shall not allow, suffer or permit the Premises or any other portion of the Building including but not limited to any of the Common Areas or any use thereof to constitute a nuisance or interfere with the safety, comfort or enjoyment of the Building by Landlord or any other occupants of the Building or their customers, invitees or any others lawfully in, upon or about the Building or its environs.

               (b) Tenant and Tenant's agents, contractors, employees, licensees and/or invitees shall not use the Building or its environs for the display or sale of merchandise, for performances, for the installation of a platform, stage, speakers, audio-visual equipment or equipment of any sort for promotion or advertising or for any other purpose. Tenant and Tenant's agents, contractors, employees, licensees and/or invitees shall neither create nor permit noxious or oi~jectionabl~ odors, fumes, smoke and/or vapors, within or without the Premises and the Building of which they form a part. Further, Tenant shall take all measures needed to prevent objectionable odors, fumes, smoke and vapors, from emanating from the Premises and permeating any part of the Building, whether inside or outside the Premises. (c) Tenant recognizes that Landlord has a great interest in securing the Building and its environs outside the Premises from the sounds and/or visual effects and/or from odors, fumes, smoke and vapors which may result from Tenant's operation of its business in the Premises. Accordingly, the requirement set forth in subsections (1)) and (c) pertaining to restricting sounds and/or visual effects and/or odors, fumes, smoke and vapors is of the essence in this Lease and failure of the Tenant to comply shall constitute a material breach of this Lease, entitling Landlord to exercise all remedies provided hereunder, including without limitation the right to terminate this Lease in accordance with and subject to the provisions of Article 14. In addition to and notwithstanding any other rights and remedies of Landlord under this Lease, and without any grace periods, Landlord shall have the right, in its sole discretion to require Tenant (i) to cease and desist all activities in the Premises directly or indirectly resulting in a violation of this Section 3.02 immediately upon notice of such violation from Landlord, and (ii) to immediately cure such violation at Tenant's expense.

               3.03 Delivery Restrictions. (a) Landlord reserves the right to regulate the activities of Tenant in regard to deliveries and servicing of the Premises including without limitation, activities associated with the freight entrance, freight elevator, and size, type and location of delivery vehicles, and Tenant agrees to abide by the Building Rules and Regulations set forth in Exhibit D attached hereto. In addition, Tenant shall not use the building passenger elevators or the Broadway and New Street pedestrian street entrances for deliveries into or out of the Premises. Usage of the freight elevator shall be in accordance with Section 7.01(d) hereof

               (b) Tenant shall not use any elevators for loads in excess of the elevator load capacities. Tenant shall obtain information regarding the capacities of said elevators from Landlord. In the event Tenant uses any Building elevator to transport a load in excess of that elevator's capacity, and such use results in damage to the elevator, including without limitation the mechanical and electrical systems serving the elevator, Landlord shall repair such elevator and all Landlord's costs and expenses incurred in connection with such repair shall be payable to Landlord by Tenant as Additional Charges.

               3.04 Permits. If any goverriment~~ license or any permit shall be required for the proper and lawful conduct of Tenant's business or that of any of its subtenants in the Premises and if failure to secure such license or permit would in any way adversely affect Landlord or the Building, then Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same to Landlord for inspection. Tenant shall at all times comply with the terms and conditions of each such license or permit. In no event shall Tenant's failure to procure or maintain such license or permit relieve Tenant from its obligations under this Lease.





               - 11 - 3.05 Environmental. Throughout the Term, Tenant shall not undertake or permit any Environmental Activity (as such term is hereinafter defined) to be undertaken in the Premises or Building by Tenant's employees, agents, contractors, invitees or guests other than
          (i) in compliance with all applicable Legal Requirements (as such term is hereinafter defined) and (ii) in such a manner as shall avoid any liability on the part of Landlord and shall keep the Premises, Building and Land free from any lien imposed pursuant to any Legal Requirement in respect of such Environmental Activity. Tenant shall take all necessary steps to ensure that any Environmental Activity undertaken or permitted at the Premises is undertaken in a manner as to provide prudent safeguards against potential risks to human health or the environment. Tenant shall notiiy Landlord within 24 hours of the release of any Hazardous Materials (as such term is hereinafter defined) from or at the Premises which could form the basis of any claim, demand or action by any party. Landlord shall have the right from time to time to conduct an environmental audit of the Premises and Tenant shall cooperate in the conduct of such environmental audit. If Tenant shall breach the covenants provided in this Section, then, in addition to any other rights and remedies which may be available to Landlord under this Lease or otherwise at law, Landlord may require Tenant to take all actions, or to reimburse Landlord for the costs of any and all actions taken by Landlord, as are necessary or reasonably appropriate to cure such breach. For purposes of this Section, "Environmental Activity" means any use, storage, installation, existence, release, threatened release, discharge, generation, abatement, removal, disposal, handling or transportation from, under, into or on the Premises of (A) any "hazardous substance" as defined in ss. 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601(14), as amended; (B) any
          "hazardous waste" as defined in ss. 26-1301(1) of the New York Environmental Conservation Law; (C) asbestos or asbestos containing materials, or PCBs; (D) petroleum, crude oil or any fraction thereof, natural gas or synthetic gas used for fuel; and (E) any additional substances or materials which at such time are hazardous or toxic under the laws of the State of New York or any other Legal Requirements (the materials described in clauses (A) through (E) above are collectively referred to herein as "Hazardous Materials '9. The obligations of Tenant under this Section 3.05 shall survive the expiration or sooner termination of this Lease.

               ARTICLE 4 RENT 4.01 Gross Rent. The "Gross Rent" shall consist of
          (a) Base Rent and (b) additional charges ("Additional Charges '9 consisting of all other sums of money that shall become due from and payable by Tenant to Landlord hereunder.

               4.02 Base Rent. (a) The Base Rent shall be payable by Tenant in twelve (12) equal monthly installments in advance on the first day of each calendar month during the Term commencing on the "Rent
          Commencement" (appropriately prorated in the case of the first installment if the Rent Commencement is not the first day of the month) and on the first day of each calendar month thereafter.

               4.03 Manner ofPavment. (a) Tenant may pay the Gross Rent by unendorsed check, subject to collection, payable to Landlord and drawn on a New York City branch of a bank or trust company located in New York City.

               (b) Tenant covenants to pay all Gross Rent as the same shall become due and payable under this Lease at the times and in the manner provided herein without notice or demand and without set off, abatement, deduction or counterclaim, except as expressly provided in this Lease. Landlord shall have the same rights for default in the payment of Additional Charges as for default in the payment of Base Rent hereunder. If Tenant shall fail to pay any installment of Base Rent or Additional Charges within ten (10) days of the due date, Tenant shall pay interest thereon from the date when such Base Rent or Additional Charges became due and payable to the date of Landlord's receipt thereof at a rate per annum (the "Stipulated Rate") equal to the lesser of (i) five percentage points (5%) above the rate from time to time announced by Citibank, N.A. (or its successors or assigns) as its "base rate" to be in effect at its principal office in New York, New York or (ii) the maximum rate permitted by applicable law. Nksfndg~dupont.securities.9.7.99 - 12 - 4.04 illegality. If any of the Gross Rent payable hereunder shall be or become uncollectible, reduced or required to be refunded because of any Legal Requirement, Tenant shall enter into such agreements and take such other actions (without additional expense to Tenant) as Landlord may reasonably request and as may be legally permissible to permit Landlord, during the continuance of such Legal Requirement, to collect the maximum rents as may be legally collectible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such Legal Requirement, (a) the Gross Rent shall become and thereafter be payable in accordance with the amounts reserved herein and (b) Tenant shall pay to Landlord upon demand, to the extent legally permissible, an amount equal to (i) the Gross Rent which would have been paid pursuant to this Lease but for such Legal Requirement less (ii) the rents and payments in lieu of rent paid by Tenant during the period in which such Legal Requirement was in effect.

               4.05 OccuDancv and Transfer Taxes. Tenant shall pay to Landlord upon demand any occupancy or transfer tax or tax in lieu thereof related to Tenant's occupancy of the Premises or the execution of this Lease if the same shall become payable by Landlord in the first instance or is at any time required to be paid by Landlord.


               ARTICLE S ADDITIONAL CHARGES 5.01 Definitions. In addition to the
          definitions   of  terms  set  forth  in  Section   1.01,  as  used  in
          ------------ this Lease:

               "Base Rate" shall mean Rate in effect during the calendar year in which this Lease is executed.

               "Landlord's Statement" means a statement furnished by Landlord to Tenant containing a computation of any Additional Charges due pursuant to the provisions of this Article 5 and shall include a bill or statement showing the amount of the Real Estate Taxes for the Building, if Landlord has a copy thereof.

               "Real Estate Taxes" means all real estate, ad valorem and personal property taxes, assessments (special or otherwise), sewer and water rents, rates and charges, transit taxes, county taxes and any other governmental levies, impositions or charges of any nature, whether general, special, ordinary, extraordinary, foreseen or unforeseen, which may be or become payable by Landlord with respect to, or be assessed, levied or imposed upon, all or any part of the
          Building,  and all  expenses,  including  fees  and  disbursements  of counsel, experts and consultants, reasonably incurred by, or reimbursable by, Landlord in connection with the assessment process or any application for a reduction in the assessed valuation for the Building or for a judicial review thereof. If due to a future change in the method of taxation any franchise, income (other than an income tax which is applicable to other parties in addition to Landlords of real property), profit or other tax shall be levied against Landlord in substitution in whole or in part for or in lieu of, or in lieu of an increase in, any tax which would otherwise constitute a Real Estate Tax, or a tax or excise shall be imposed upon or measured by rents, such franchise, income, profit or other tax, or tax or excise imposed upon or measured by rents, shall be deemed to be a Real Estate Tax for the purposes hereof. If any assessment is due and payable over time, Landlord shall elect to pay the same in installments over the longest period permitted by law without incurring a penalty, and each such installment and the interest thereon, if applicable, shall be deemed to be a Real Estate Tax for the purposes hereof.

               "Base Taxes" means the Real Estate Taxes with respect to the Building for the Tax Year (as hereinbelow defined) July 1, 1999 to June 30, 2000. Nksfndg. dupont. securitjcs.9.7.99 - 13 - "Tax Year" means each period of twelve (12) months commencing on July 1st of each year, or such other period of twelve (12) months as hereafter may be adopted as the fiscal year for real estate tax purposes in the Borough of Manhattan, that includes any part of the Term, with appropriate adjustment in the event of any change in such fiscal year. 5.02 Tenant's Tax Payment. (a) If Real Estate Taxes for any Tax Year shall exceed Base Taxes, Tenant shall pay as Additional Charges for each Tax Year a sum ("Tenant's Tax Pavment'9 equal to Tenant's Tax Share (as set forth in Section 1.01 hereof) of such excess.

               (b) When Real Estate Taxes for a Tax Year have been determined, Landlord shall deliver to Tenant a Landlord's Statement, setting forth Tenant's Tax Payment for such Tax Year. Tenant shall remit payment for any such Tenant's Tax payment within ten (10) days after the date of Landlord's Statement.

               (c) If there shall be any increase or decrease in Real Estate Taxes for any Tax Year, whether during or after such Tax Year, Landlord shall furnish to Tenant a revised Landlord's Statement for such Tax Year, and Tenant's Tax Payment for such Tax Year shall be adjusted. The amount of any overpayment by Tenant reflected in such Landlord's Statement shall be paid to Tenant within thirty (30) days after the rendering of such statement. The amount of any underpayment reflected in such Landlord's Statement shall be paid by Tenant within thirty (30) days after receipt of such Landlord's Statement.

               (d) For purposes of this Lease, the amount of any decrease in Real Estate Taxes for any Tax Year shall be reduced by the sum of (i) all costs and expenses, including counsel fees, incurred by Landlord in connection with such decrease (including, without limitation, costs and expenses related to any application or proceeding brought by or on behalf of Landlord) and (ii) all such costs and expenses incurred by Landlord in connection with efforts to reduce Real Estate Taxes for any other Tax Years (whether or not any reduction was actually obtained) not theretofore recovered through tax refunds for such other Tax Years or otherwise. Nothing herein contained shall obligate Landlord to bring any application or proceeding seeking a reduction in Real Estate Taxes or assessed valuation. Tenant, for itself and its immediate and remote subtenants and successors in interest hereunder, hereby waives, to the fullest extent permitted by applicable law, any right Tenant may now or in the future have to protest or contest any Real Estate Taxes or to bring any application or proceeding seeking a reduction in Real Estate Taxes or assessed valuation or otherwise challenging the determination thereof

               (e) The benefit of any discount for the early payment or prepayment of Real Estate Taxes shall accrue solely to the benefit of Landlord and such discount shall not be subtracted from Real Estate Taxes except to the extent Tenant shall have provided prior to the date of such early payment or prepayment the ftinds for Tenant's Tax Share thereof.

               5.03 Landlord's Statements. Landlord's failure to render a Landlord's Statement as provided in this Article 5 shall not prejudice Landlord's right to thereafter render such a statement with respect to such calendar year or Tax Year or any calendar year or Tax Year thereafter. Each Landlord's Statement so delivered shall be conclusive and binding upon Tenant unless Tenant notifies Landlord within twenty
          (20) days after receipt thereof that it disputes the correctness of such Landlord's Statement, specifying to the extent then practical the particular respects in which the same is claimed to be incorrect, and notwithstanding such claim shall pay the Additional Charges in accordance with such Landlord's Statement, without prejudice to Tenant's position. Thereafter if the claim is resolved in Tenant's favor, Tenant shall be entitled to a credit for the decreased amount.

               5.04 SurvivaL The  obligations  of Landlord and Tenant under this
          Article 5 shall survive the expiration or Sooner termination of this Lease.






               afforded to Tenant immediately above shall apply only to access by persons (i.e. no freight of any type or nature whatsoever) (except as specifically provided in Section 7.01(d) hereof).

               7.03 Cleanin~ (a) Provided Tenant is not in monetary default after any applicable grace and cure periods provided herein, under any of the covenants of this Lease-, Landlord shall provide cleaning service for the Premises on Business Days at Landlord's expense. Specifications regarding the aforementioned cleaning service are set forth in Exhibit "C" annexed hereto and made a part hereof.

               (b) Landlord's cleaning contractor and its employees shall have access to the Premises, and the use of Tenant's light, power and water therein at Tenant's cost and expense, at all times, except that such access shall not be made in a manner which would unreasonably interfere with the operation of Tenant's business. If Tenant shall not provide access to the Premises, then and in such event Landlord and/or its cleaning contractor shall be under no obligation whatsoever to provide cleaning service of any type or nature whatsoever.

               (c) Landlord shall have the right to cause any area in the Premises to be exterminated for vermin by a reputable extermination contractor selected by Landlord with such frequency as shall be reasonably satisfactory to Landlord, and Tenant shall pay the cost thereof to Landlord within ten (10) days after demand. Tenant shall pay to Landlord within ten (10) days after demand Landlord's then reasonably established charges for (i) cleaning work in the Premises or the Building required because of (1) misuse or neglect on the part of Tenant or Tenant's agents, contractors, employees, licensees or invitees, (2) use of portions of the Premises for the storage, preparation, service or consumption of food or beverages (other than pantries), reproduction, data processing or computer operations, or other special purposes requiring greater or more difficult cleaning work than office areas, (3) interior glass surfaces (except the interiors of exterior Building windows), or (4) increases in frequency or scope in any of the items of cleaning service requested by Tenant;
          (ii) removal from the Premises and the Building of (x) so much reflise and rubbish of Tenant as shall exceed that normally accumulated in the daily routine of ordinary business office occupancy and (y) all of the refuse and rubbish of any eating facilities requiring special handling; and (iii) cleaning work in the Premises or the Building occasioned by after hours use of the Premises.

               7.04 Service Interruption. (a) Subject to Section 26.04(b), Landlord shall not be liable for damages to either person or property nor shall Landlord be deemed to have evicted Tenant nor shall there be any abatement of Gross Rent nor shall Tenant be relieved from performance of any covenant on its part to be performed hereunder by reason of (i) failure by Landlord to furnish Landlord Services due to Force Majeure, (ii) breakdown of equipment or machinery utilized in supplying any Landlord Service or (iii) cessation of any Building Service due to causes or circumstances beyond the boundaries of the Land. Landlord shall use reasonable diligence, consistent with customary industry practice, to make such repairs as may be required to machinery or equipment within the Building to provide restoration of any Building Service and, where the cessation or interruption of such Building Service has occurred due to circumstances or conditions beyond the Land boundaries, to cause the same to be restored by diligent application or request to the provider.

               (b) In addition to any remedies which Landlord may have under this Lease, if Tenant shall default in the payment of any Additional Charges payable pursuant to this Article 7 in respect of additional or overtime services provided by Landlord, then, for so long as such default remains uncured, Landlord shall not be obligated to furnish Tenant any additional or overtime services.


                                    ARTICLE 8
                                   ALTERATIONS

               8.01 7nitial Alterations. (a) Landlord shall prepare plans and specifications relating to construction of Tenant's initial leasehold improvements ('7nitial Alterations') in the Premises in accordance with the terms, provisions and time periods set forth in Exhibit B.




     Nksftidg.dupo~t.securi~e,.9.7.99
                                     - 18 -

               (b) Landlord shall cause all of the Initial Alterations to be constructed in accordance with Exhibit B. All Initial Alterations as provided in Exhibit B shall be constructed at Landlord's sole cost and expense, except as otherwise provided in Exhibit B for items which do not comply with the building standards for the Initial Alterations.

               8.02 Alterations. (a) Tenant shall not make or allow to be made any alterations or physical additions, including, without limitation, fixtures, to the Premises other than normal painting, carpeting, wall-coverings and office decorations ("Alterations')1 or place safes, vaults, filing systems, libraries or other heavy fi'niiture or equipment within the Premises without first obtaining the consent of Landlord, which consent shall not be unreasonably withheld in the case of an Alteration which (i) has no adverse effect on the Building's structure or systems, including, without limitation, the mechanical, electrical, plumbing, HVAC, fire safety, fire protection or elevator systems of the Building (collectively, "Building Systems'9; (ii) is not visible from the exterior of the Premises; (iii) does not result in a violation of; or require a change in, any certificate of occupancy for the Building; (iv) does not affect any area of the Building outside of the Premises; (v) does not adversely affect the curtain wall of the Building; (vi) does not affect the gross area of the Premises other than to a ~ minimis extent; and (vii) does not, in Landlord's sole judgment, adversely affect the character or value of the Building.

               (b) Landlord shall be entitled to retain independent consultants to review the plans and specifications for and the progress of construction of Alterations which will affect the Building systems and to reimbursement from Tenant, within ten (10) days after request therefor, for all of the fees of such consultants and other out-of-pocket costs incurred by Landlord in connection with such proposed Alteration. Tenant shall, prior to commencing any work in the'Premises in connection with any Alteration, the nature of which would under good construction industry practice or Legal Requirements (as such term is hereinafter defined) involve the preparation of plans and specifications, flimish Landlord with three (3) sets of complete plans and specifications for such work. Landlord agrees to use reasonable efforts, consistent with industry practice and the scope of such proposed Alteration, to respond to Tenant's request for consent to its plans and specifications for Alterations within (i) fifteen
          (15) Business Days after submission thereof to Landlord in the case of the original submission and (ii) ten (10) Business Days in the case of any resubmission of disapproved plans. Landlord reserves the right to disapprove any plans and specifications in part, to reserve approval of items shown thereon pending its review and approval of other plans and specifications, and to condition its approval upon Tenant making revisions to the plans and specifications or supplying additional information. Any Alterations for which consent has been received shall be performed in accordance with plans and specifications approved by Landlord, and no amendments or additions thereto shall be made without the prior written consent of Landlord in each instance, which consent shall be granted or withheld in accordance within the same time frames in granting initial consent to the applicable Alterations.

               (c) Tenant agrees that all Alterations shall at all times comply with all Legal Requirements and any rules and regulations which Landlord may adopt from time to time with respect to the making of Alterations. Tenant, at its expense, shall (i) obtain all necessary municipal and other governmental permits, authorizations, approvals and certificates for the commencement and prosecution of such Alterations and for final approval thereof upon completion, (ii) deliver the originals thereof to Landlord and (iii) cause all Alterations to be performed in a good and first-class workmanlike manner, using new materials and equipment at least equal in quality to a first-class office installation in a first-class office building located in the Borough of Manhattan in the City of New York.

               (d) Landlord or its agent, at Tenant's expense and upon request of Tenant, shall execute any applications for any permits, approvals or certificates required to be obtained by Tenant (wherein such Landlord signature is required) in connection with any permitted Alteration (provided that the provisions of the applicable Legal Requirement require that Landlord execute such application) and shall otherwise cooperate with Tenant in connection therewith, provided that if Landlord shall incur any cost or liability in connection therewith, Tenant shall reimburse Landlord for all such costs, expenses and liabilities within ten (10) days after receipt of Landlord's invoice therefor.



      Nksfndg.duponL~ec~tie,~9.7.99
                                     - 19 -

               (e) Tenant agrees that all Alterations shall be promptly commenced and completed and shall be performed at other than during Business Hours of Business Days and then only in a manner so as not to interfere with the occupancy of any other tenant or delay Landlord in the construction, maintenance, cleaning, repair, safety, management, security or operation of the Building or the space of any other tenant in the Building, and if any additional expense shall be incurred by Landlord as a result of Tenant's making of any Alterations, Tenant shall pay such additional expense within ten (10) days after demand therefor.

               (i) No Alterations shall be constructed (i) except under the supervision of a licensed architect or licensed professional engineer reasonably satisfactory to Landlord and (ii) in the event of an Alteration in excess of $50,000.00 prior to Tenant delivering to Landlord either (y) a performance bond and a labor and materials payment bond (issued by a surety company reasonably satisfactory to Landlord and licensed to do business in the State of New York) each in an amount equal to one hundred twenty-five percent (125%) of such estimated cost and otherwise in form satisfactory to Landlord or (z) such other security as shall be satisfactory to Landlord.

               (g) All contractors retained by Tenant shall be subject to the prior written approval of Landlord. Tenant shall not permit the use of any contractors, labor, material or equipment in the performance of any work if such use, in Landlord's sole judgment, will disturb harmony with any trade engaged in performing any other work in and about the Building or contribute to any labor dispute. Landlord may require the use of designated Building Engineers or Contractors for specified work which will or may affect any Building Systems.

               (h) Tenant shall indemniiy and hold Landlord harmless from and against all customary costs (including, without limitation, attorneys' fees and disbursements), losses, liabilities or causes of action arising out of or relating to any Alteration, including, without limitation, any mechanics' or materialmen's liens asserted in connection with such Alteration.

               (i) Should any mechanics' or other liens be filed against the Building or any portion of the Building by reason of Tenant's acts or omissions or because of a claim against Tenant, Tenant shall cause the same to be canceled or discharged of record by bond or otherwise within twenty (20) Business Days after notice from Landlord. Any such failure by Tenant to cancel or discharge said lien or liens within said twenty (20) Business Day period shall constitute a material default under this Lease, whereupon Landlord may cancel or discharge the same and upon Landlord's demand Tenant shall reimburse Landlord on demand for all reasonable costs (including, without limitation, legal fees and expenses) incurred in canceling or discharging such liens.

               (1) Throughout the making of all Alterations, Tenant, at its expense, shall carry or cause to be carried all such forms of insurance as set forth in Exhibit D attached hereto, including but not limited to (i) worker's compensation insurance in statutory limits covering all persons employed in connection with such Alterations,
          (ii) builder's risk property insurance, completed value form, covering all physical loss (including any loss of or damage to supplies, machinery and equipment) in connection with the making of such Alterations and (iii) commercial general liability insurance, with completed operations endorsement, covering any occurrence in or about the Building in connection with such Alterations, which comprehensive liability insurance policy shall satisiy the requirements of Sections
          17.03 and 17.05. Tenant shall be obligated to frirnish Landlord with evidence reasonably satisfactory to Landlord that such insurance is in effect before the commencement of such Alterations and, on request, at reasonable intervals thereafter.

               8.03 Tenant's  ProDerty.  Subject to Section  21.01  hereof;  all
          Alterations shall be and remain part of the Premises and be deemed the property of Landlord except such trade fixtures, frirniture and equipment as are installed at the expense of Tenant and which may be removed without material damage to the Premises (c9llectively, "Tenant's Property"). Tenant may remove Tenant's Property from the Premises during the Term and Tenant shall repair any and all damage to the Premises or the Building occasioned by such removal. Any structural repairs or repairs to Building Systems necessitated by the removal of Tenant's Property shall be performed by Landlord and Tenant shall pay at its sole cost and expense for the cost thereof within ten
          (10)        days        after        demand        by        Landlord.
          Nksfiid(pound).dupont.securitie5.9.7.99 - 20 -

               8.04 ~ct ofLandiord's ADDroYaI. Landlord's review and/or approval of plans or specifications or consent to the making of Alterations in the Premises shall not be deemed to be (i) an agreement by Landlord that the contemplated Alterations comply with any Legal Requirements, or the certificate of occupancy for the Building; (ii) an approval of the sufficiency, completeness or any other aspect of the proposed Alteration; or (iii) a waiver by Landlord of compliance by Tenant with any of the other terms of this Lease and any other agreements or other documents relating thereto.

               8.05   VP~ioi~~l~flJ   termination   of  this   Lease.   Tenant's
          obligations under this Article 8 shall survive the expiration or sooner

                                    ARTICLE 9
                                     REPAIRS

               9.01 Repairs bv Landlord. Landlord shall make all repairs, interior or exterior, structural or non-structural, ordinary or extraordinary, consistent with industry standards, to keep the Building (including the Premises and the Building systems) in reasonably good order and repair, excluding, however, repairs which Tenant is obligated to make pursuant to Section 9.02 or the other terms of this Lease. No liability of Landlord to Tenant shall accrue under this Section 9.01 with respect to any repair within the Premises or to any Building System servicing the Premises unless and until Tenant has given notice to Landlord of the specific repair required to be made or of the failure properly to flirnish any Landlord's Services and Landlord's failure, subject to Force Majeure, thereafter promptly to remedy the same. Notwithstanding anything to the contrary contained herein, Landlord shall provided the air conditioning system servicing the Premises in working order on the Commencement of this Lease.

               9.02 Repairs bv Tenani.  Tenant, at its expense,  shall take good care of and maintain the Premises, including, without limitation, (a) the Initial Alterations and any Alterations, Q') the package air conditioning unit(s) and the intemal air distribution system located in and serving the Premises, (c) the internal electrical system located in and servicing the Premises, (d) all plumbing fixtures and lines located in and serving the Premises, (e) the life safety and emergency power and/or any other systems to the point at which same join the main vertical risers for the Building and (f) Tenant's Property; provided, however, that Tenant shall only be responsible for exterior or structural repairs or other repairs if the need for same arises out of (i) the making, installation, use, operation or existence of Alterations by or on behalf of Tenant, (ii) the moving of Tenant's Property and/or other materials, supplies, etc. in or out of the Building or the Premises, (iii) the negligence or wilful misconduct of Tenant or any other occupant of the Premises or any of Tenant's employees, contractors, agents, licensees or invitees or their manner of use or occupancy of the Premises, subject, however, in the case of fire or other insured casualty, to the waiver set forth in
          Section 17.04, or (iv) Tenant's compliance or noncompliance with Legal Requirements in accordance with Section 10.01. Any repairs to the Building or Building Systems (including those elements of the Building Systems described in clauses (a) through (e) above) shall be performed by Landlord at Tenant's expense (including a supervisory charge, in addition to charges for general conditions, equal to ten percent (10%) of the trade cost of such repairs and any other costs incurred by Landlord), unless Landlord elects by notice to Tenant to have Tenant perform such repairs at Tenant's sole cost and expense. Tenant shall promptly notiiy Landlord of the need for structural repairs, repairs to the exterior (including exterior glass) of the Building, and/or repairs to any Building Systems which are the responsibility of Tenant. Landlord shall be responsible to make repairs which are required as a result of Landlord or Landlord's employees (collectively, "Landlord's Agents").

               9.03 Changes in Facilities. Landlord reserves the right, at any time and without any liability to Tenant, to make changes in or additions to the Building, including, without limitation, any changes to the Common Areas, as it may deem necessary or desirable provided that (a) any such change does not deprive Tenant of any access to the Premises. Landlord may install and maintain pipes, fans, ducts, shafts, wires and conduits within, adjacent and/or through (as the case may be) the walls, floors or ceilings of the Premises. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy thereof as a result of such installation and maintenance. Nksfiidg.dupont.,ectirjtiCs.9.7.99

               9.04 Lan dlordAcces.~. Except as provided for in Section 7.03, Landlord and Landlord's Agents shall have the right Q'ut shall not be obligated to) to enter the Premises in any emergency at any time, and, at other reasonable times upon notice to Tenant to examine same or to inspect, clean or perform such work as Landlord may reasonably deem necessary or to exhibit the Premises to prospective purchasers, mortgagees or tenants, or for any other purpose as Landlord may deem necessary or desirable. Landlord shall use reasonable efforts to minimize the adverse effect on Tenant of any entry by Landlord on the Premises for any reason. Tenant shall not be entitled to any abatement or reduction of Gross Rent by reason of such entry. For the purposes herein, such notice shall be given at the premises to the person in charge of the Premises for Tenant.


                                   ARTICLE 10
                              COMPLIANCE WITH LAWS

               10.01 Compliance with Laws bv Tenant. Tenant, at its expense, shall comply with all (a) laws and ordinances and all rules, orders or regulations (1'resent, future, ordinary, extraordinary, foreseen or unforeseen) of any government~~ authority or of any insurer with respect to the Property, and (b) covenants, conditions, restrictions, easements and encumbrance affecting the Property (collectively, "Legal Requiremen~5 "), at any time duly issued and in force, affecting or related to the Premises or any part thereof; and Tenant shall make all improvements (subject to the terms and conditions of Article 8 hereof) which (a) are necessitated by a condition which has been created by, or at the instance of; Tenant (including, without being limited to, any Alterations), (b) are attributable to the use, or manner of use of the Premises, (c) are necessitated by reason of a breach of Tenant's obligations hereunder, or (d) are occasioned, in whole or in part, by any act or omission of Tenant or Tenant's Agents, or any approved subtenant, assignee claiming by, through or under Tenant.


                                   ARTICLE 11
                       RIGHT TO PERFORjj~ TENANT COVENANTS

               11.01 Right to Perform Tenant Coyenants. If Tenant shall fail to perform any of its obligations under this Lease, Landlord may perform the same at the expense of Tenant (a) immediately and without notice in the case of emergency or in case such failure unreasonably interferes with the use of Space by any other tenant in the Building or with the provision of Landlord's Services or may result in a violation of any Legal Requiremen~ and ~) in any other case if such failure continues after ten (10) days from the date of the giving by Landlord to Tenant of notice of Landlord's intention so to perform the same. Tenant's obligations under this Section shall survive the expiration or sooner termination of this Lease.


                                   ARTICLE 12
                      ASSIGNMENT MORTGAGING AND SUBLETTING

               12.01 Assignment Etc. Subject to the terms and procedures set forth in Section 12.02, neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof; shall be assigned or otherwise transferred, and neither the Premises nor any part thereof shall be subleased or be encumbered in any manner by reason of any act or omission on the part of Tenant without the prior consent of Landlord, which consent shall not be unreasonably withheld or delayed. Transfer of a controlling interest in the stock or other ownership interests of Tenant shall be deemed to be a transfer of this Lease excepting only where such transfers of stock are effected through the "over-the~counter' market or through any recognized stock exchange or in connection with a public offering of shares of Tenant. No consent of Landlord to any assigntnent or other transfer of this Lease and the term and estate hereby granted, and no consent by Landlord to any subletting of all or any portion of the Premises, shall be construed to relieve Tenant of its liability hereunder or of the obligation to obtain such consent to any further assignment, other transfer or subletting. Tenant may permit any corporation or other business entity which controls, Is controlled by or is under common control (and which at all times so remains) with Tenant including but not limited to a bonafide merger or other consolidation of Tenant's business where the resulting entity is at least as strong financially as Tenant (a "Related C~~~oration') to sublet all or part of the Premises upon prior written notice to Landlord setting forth the name of such Related Corporation and the providing of reasonably satisfactory
               evidence  to   Landlord   that  such   subtenant   is  a  Related
          Corporation. Such subletting shall not vest in any such Related Corporation any right or interest in this Lease nor shall it discharge any of Tenant's obligations hereunder. For purposes hereof; "control" means ownership and/or control of 50% or more of the equitable or beneficial interest in such entity and/or control or participation in or management of such entity.

               12.02 Assignment and Subletting Prpcedure5 (a) Provided Tenant is not then or thereafter in default in the payment of Basic Rent and/or Additional Charges or is otherwise not in default under this Lease, if Tenant intends to assign this Lease or to sublet the Premises or any part thereof; Tenant shall give Landlord notice of such intent. Tenant's notice shall be accompanied by (i) a description of all material terms of the proposed agreement between Tenant and the proposed assignee or subtenant, (ii) a statement setting forth in reasonable detail the identity of the proposed assignee or sublessee, the nature of its business and its proposed use of the Premises and
          (iii) current financial information with respect to the proposed assignee or subtenant. Tenant shall provide Landlord with any additional information or documents requested by Landlord.

               (1,) Landlord shall then have the option, exercisable by notice to Tenant within twenty (20) days after receipt of such additional information (or the date of Tenant's original notice if Landlord does not timely request additional information) to:

               (i)sublease the applicable space on the terms and conditions set forth in this Lease, to the extent applicable, or, in the case of a proposed assignment or a proposed subletting for all or substantially all of the Term, to accept an assignment of this Lease, in either case as of the date so specified by Tenant (but in no event earlier than one hundred fifty (150) days after the date of receipt by Landlord of such notice), or

               (ii)permit Tenant to assign this Lease or sublet such space, subject, however, to Landlord~s prior approval of the proposed assignee or sublessee, which approval shall not be withheld or delayed so long as:

               (A)the use of the Premises by such proposed assignee or sublessee would be permitted under Section 3.01,

     (B)the proposed assignee or sublessee is of sound financial condition as determined by Landlord given the obligations to be assumed by such assignee or sublessee under this Lease;

               (C)the proposed sublessee or assignee is a reputable person or entity of good character and Landlord has been frirnished with evidence thereof;

               (D)neither the proposed subtenant or assignee nor any one controlling, controlled by or under common control with such proposed subtenant or assignee is then an occupant of any portion of the Building or is a person with whom Landlord is then negotiating to lease space in the Building;

               (E)the  form  of  the   proposed   sublease  or   assignment   is
          satisfactory to Landlord;

               (F)there shall be no more than two (2) occupants within the Premises, including Tenant; and

               (G)the proposed subtenant shall not be (1) entitled, directly or indirectly, to diplomatic or sovereign immunity unless effectively waived and shall be subject to the service of process in, and the jurisdiction of the courts of the State of New York or (2) a charitable, religious, union or other not-for-profit organization or any tax exempt entity within the meaning of Section

               168G)(4)(A) of the Internal Revenue Code of 1986, as amended, or any successor or substitute statute, or rule or regulation applicable thereto (as the same may be amended).

               (c) If the aggregate amount payable as base rent and additional rent by a subtenant under a sublease of any part of the Premises shall be in excess of Tenant's Basic Cost (as hereinafter defined) there for at that time, then, within ten (10) days after the collection thereof; Tenant shall pay to Landlord, as Additional Rent, such excess. Tenant shall deliver to Landlord within thirty (30) days after the end of each calendar year and within thirty (30) days after the expiration or earlier termination of this Lease a statement specifying each sublease in effect at any time during such calendar year or partial calendar year, the number of square feet of rentable area demised thereby, the term thereof and a computation in reasonable detail showing the calculation of the amounts paid and payable by Tenant to Landlord with respect to such sublease for the period covered by such statement. "Tenant's Basic Cost" for sublet space at any time means the sum of
          (x) the portion of the Base Rent and Tenant's Tax Payment which is attributable to the sublet space at such time, plus (y) the amount of any costs reasonably incurred by Tenant in making changes in the layout and finish of the sublet space for the subtenant amortized on a straight~ line basis over the term of the sublease plus (z) the amount of any customary brokerage commissions and legal fees and disbursements paid by Tenant in connection with the sublease amortized on a straight-line basis over the term of the sublease.

               (d) Upon any assignment of this Lease pursuant to the terms hereof; Tenant shall pay to Landlord the Net Consideration (as hereinafter defined) received by Tenant in respect of such assignment or otherwise from such assignee. For purposes hereof; "Net Consideration" means all sums paid by the assignee in consideration of such assignment minus all customary and reasonable closing expenses (including, without limitation, customary and reasonable legal and brokerage expenses) incurred in connection with such assignment. 'Net Consideration" shall include any sums paid for the purchase or rental of any of Tenant's Property, less, in the case of a sale thereof; the then net, unamortized or undepreciated cost thereof determined on the basis of Tenant's Federal income tax retums.

               (e) No assignment made pursuant to this Section 12.02 shall be valid unless, within ten (10) days after the execution thereof; Tenant shall deliver to Landlord a duplicate original instrument of assignment and assumption, duly executed by Tenant and by the assignee and in form and substance reasonably satisfactory to Landlord, wherein such assignee shall assume performance of all terms of this Lease on Tenant's part to be performed.

               (f) Tenant shall, within ten (10) days after the commencement of the term of a permitted sublease, give Landlord notice of such commencement, or, in the case of permitted assignment, notice of the effectiveness of such assignment.

               (g) If Landlord consents to a proposed sublease or assignment and the same does not become effective within ninety (90) days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of this Article 12 before assigning this Lease or subletting all or any part of the Premises.

               (h) If Landlord shall decline to consent to any proposed assignment or sublease as permitted by this Lease, or if Landlord shall exercise its option under this Section to terminate this Lease, Tenant hereby agrees to indemnify Landlord against any and all liability arising from any claims that may be made against Landlord by the proposed assignee or subtenant or by any broker, finder or other person claiming a commission or other compensation in connection with the proposed assignment or sublease.

               12.03 Additional Subleasing Conditions. (a) If this Lease is assigned, whether or not in violation of the terms of this Lease, Landlord may collect rent from the assignee. If the Premises or any part thereof is sublet or used or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from such subtenant or occupant. In either event, Landlord may apply the net amount collected to the rents herein reserved. The consent by Landlord to an assignment, transfer, mortgage, pledge, encumbering or subletting pursuant to any provision of this Lease shall not relieve Tenant or any assignee or subtenant from obtaining the express prior


     Nksfiidg.dupont.secwjtj~8,9~7~99
                                      -24 -

               consent of Landlord to any other or further assignment, transfer, mortgage, pledge, encumbering or subletting. Tenant agrees to pay to Landlord reasonable attorneys' fees and disbursements incurred by Landlord in connection with any proposed assignment or subletting. Neither any assignment of this Lease nor any subletting, occupancy or use of the Premises or any part thereof by any person other than Tenant, nor any collection of rent by Landlord from any person other than Tenant, nor any application of any such rent as provided in this Article, shall be deemed a waiver of any of the provisions of this Article or relieve, impair, release or discharge Tenant of its obligation tully to perform the terms of this Lease on Tenant's part to be performed, and Tenant shall remain fully and primarily liable hereunder.

               (b) No subletting shall be for a term ending later than the day prior to the Expiration Date and any portion of a proposed term of any sublease or any renewal or extension thereof which purports to extend beyond such date, or the date of sooner termination of the Term, is hereby deemed to be a nullity.

               (c) If  Landlord  shall  recover or come into  possession  of the
          Premises before the Expiration Date, Landlord shall have the right to take over any sublease made by Tenant and to succeed to all rights of Tenant thereunder, Tenant hereby assigning (effective as of the date of Landlord's succession to Tenant's estate in the Premises) such subleases as Landlord may elect to take over. Every subletting hereunder shall be subject to the condition that, from and after the termination of this Lease or re-entry by Landlord hereunder or other succession by Landlord to Tenant's estate in the Premises, the subtenant shall waive any right to surrender possession or to terminate the sublease and, at Landlord's election, shall be bound to Landlord for the balance of the term thereof and shall attorn to and recognize Landlord, as its landlord, under all of the then executory terms of such sublease, except that Landlord shall not (i) be liable for any previous act, omission or negligence of Tenant, as sublandlord, under such sublease, (ii) be subject to any counterclaim, defense or offset theretofore accruing to such subtenant against Tenant, (iii) be bound by any previous modification or amendment of such sublease made without Landlord's consent or by any previous prepayment of more than one month's rent and additional rent unless paid as provided in the sublease, or (iv) be obligated to perform any repairs or other work in the subleased space or the Building beyond Landlord's obligations under this Lease. Each subtenant shall promptly execute and deliver such instruments as Landlord may reasonably request to evidence and confirm such attornment.

               12.04 Mortgagin~. Except as otherwise provided herein, Tenant, for itself; its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not mortgage, hypothecate, pledge or otherwise encumber this lease without the prior written consent of Landlord in each instance.

                                   ARTICLE 13
                            SUBORDINA TIONM TTORNMENT

               13.01 Subordination. (a) This Lease and Tenant's rights hereunder are subject and subordinate to; (i) all present and fliture ground leases, operating leases, superior leases, overriding leases and underlying leases and grants of term of the Building or any portion thereof (collectively, including the applicable items set forth in clause (iv) of this subsection (a), "SuDerior Leases'); (ii) all mortgages and building loan agreements, including leasehold mortgages and spreader and consolidation agreements, which may now or hereafter affect all or any portion of the Building or any Superior Lease (collectively, including the applicable items set forth in clauses
          (iii) and (iv) of this subsection (a), 'L~~erior Mort~age~'), whether or not a Superior Mortgage shall also cover other lands or buildings or leases, except that a mortgage on the Land only shall not be a Superior Mortgage so long as there is in effect a Superior Lease which is not subordinate to such mortgage; (iii) each advance made under any Superior Mortgage; and (iv) all renewals, modifications, replacements, substitutions and extensions of any Superior Lease or Superior Mortgage. The provisions of this subsection shall be self-operative and no further instrument of subordination shall be required. Nksfiidg.dupont.seourities.9.7.99 - 25 - (b) Tenant shall, within ten
          (10) days after request therefor, execute and deliver, at its expense, any instrument, in recordable form if requested, that Landlord, any holder of a Superior Mortgage (a "Supenor Mortgagee') or any lessor under a Superior Lease (a "SuDerior Lessor') may reasonably request, from time to time, to evidence and confirm the subordination provided in subsection (a) of this Section 13.01.

               (c) Any Superior Mortgagee may elect that this Lease shall have priority over the mortgage held by such Superior Mortgagee (such mortgage, upon such election by the applicable Superior Mortgagee, is referred to herein as a "u~bordinated Mortgage') and, upon notification by such Superior Mortgagee to Tenant, this Lease shall be deemed to have priority over such Subordinated Mortgage, whether this Lease is dated prior to or subsequent to the date of such Subordinated Mortgage and, to the extent that an election is made by a Superior Mortgagee, the provisions of Section 13.01 (a) hereof shall not be applicable to such Subordinated Mortgage (except as otherwise provided), but such Superior Mortgagee shall remain a Superior Mortgagee for the purpose of all other provisions of this Lease. Tenant and such Superior Mortgagee shall promptly, upon the notification by such Superior Mortgagee, execute and deliver an instrument in recordable form to evidence and confirm such priority.

               (d) If; in connection with obtaining, continuing or renewing financing for which the Building, the Land or the interest of the lessee under any Superior Lease represents collateral, in whole or in part, the Superior Mortgagee or proposed Superior Mortgagee (including any which may elect that this Lease shall have Priority over such Superior Mortgage) shall request reasonable modifications of this Lease as a condition of such financing, Tenant shall not withhold its consent thereto, provided that such modifications do not increase Tenantts obligation to pay Base Rent or Additional Charges, shorten or lengthen the Term and do not materially increase any other obligations or materially diminish any other rights of Tenant under this Lease.

               (e) In the event that Tenant and the Exi sting Superior Holder shall execute and deliver a subordination and attomment agreement with respect to this Lease, the terms of such agreement shall supersede the terms of this Article 13 to the extent applicable with respect to such Existing Superior Holder.

               13.02 Attomment. (a) If at any time any Superior Lessor, Superior Mortgagee (each a "Senior Interest Holder') or any other person or the successors or assigns of any of the foregoing (such Senior Interest Holder and any such other person being herein collectively referred to as "~~uccessor Landlora") shall succeed to the rights of Landlord under this Lease, Tenant agrees, at the election and upon the request of any such Successor Landlord, from time to time, fully and completely to attorn to and recognize any such Successor Landlord as Tenant's landlord under this Lease upon the then executory terms of this Lease, provided such Successor Landlord shall agree in writing to accept Tenant's attornment. The foregoing provisions of this Section
          13.02 shall inure to the benefit of any such Successor Landlord, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of the Superior Lease and shall be self-operative upon any such request, and no further instrument shall be required to give effect to said provisions. Upon the request of any such Successor Landlord, Tenant shall execute and deliver, from time to time, instruments reasonably satisfactory to any such Successor Landlord, in recordable form if requested, to evidence and confirm the foregoing provisions of this Section 13.02, acknowledging such attornment and setting forth the terms and conditions of its tenancy.

               (b) Upon such attornment, this Lease shall continue in full force and effect as a direct lease between such Successor Landlord and Tenant upon all of the then executory terms of this Lease except that such Successor Landlord shall not be: (i) liable for any act or omission or negligence of any prior Landlord (other than to cure any default of a continuing nature); (ii) subject to any counterclaim, defense or offset which theretofore shall have accrued to Tenant against any prior Landlord; (iii) bound by the payment of any Base Rent or Additional Charges for more than one month in advance (unless actually received by such Successor Landlord); (iv) bound by any modification or amendment of this Lease unless (A) such modification or amendment shall have been approved in writing by the Senior Interest Holder, of which Tenant has been given notice, through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease or (B) the modification or amendment shall have occurred prior to the creation of such Senior Interest; (v) obligated to construct any


     Nksft,dg. dupont. securities.9. 7.99
                                     - 26 -

               (a) a sum which, at the time of such termination, represents the then present value (employing a discount rate equal to the then current rate of United States Treasury Bills or Notes, as applicable, maturing on the Expiration Date or the next maturity date for such bills or notes occurring after the Expiration Date) of the excess, if any of (i) the aggregate of the Base Rent and Additional Charges which would have been payable hereunder by Tenant, had this Lease not terminated, for the period commencing with the day following the date of such termination and ending with the Expiration Date over (ii) the aggregate fair rental value of the Premises for the same period (for the purposes of this subsection (a), the amount of Additional Charges which would have been payable by Tenant under Article 5 shall, for each calendar year ending after such termination, be deemed to be an amount equal to the amount of Tenant's Tax Payment payable by Tenant for the calendar year and Tax Year, immediately preceding the calendar year in which such termination shall occur), or

               (b) sums equal to the aggregate Gross Rent which would have been payable by Tenant had this Lease not terminated, payable upon the due dates therefor specified herein until the Expiration Date; provided, however, that if Landlord shall relet all or any part of the Premises for all or any part of the period commencing on the day following the date of such termination and ending on the Expiration Date, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease and re-entering the Premises and securing possession thereof, as well as the expenses of reletting, including altering and preparing the Premises for new tenants, brokers' commissions, and all other expenses properly chargeable against the Premises and the rental therefrom in connection with such reletting, it being understood that any such reletting may be for a period equal to or shorter or longer than said period and that Landlord shall have no obligation to so relet the Premises; PrQxid~d' fiirth~x that (i) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, (ii) in no event shall Tenant be entitled, in any suit for the collection of damages pursuant to this subsection (1)), to a credit in respect of any net rents from a reletting except to the extent that such net rents are actually received by Landlord, and (iii) if the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot rentable area basis shall be made of the rent received from such reletting and of the expenses of reletting.

               Suit or suits for the recovery of any damages payable hereunder by Tenant, or any installments thereoi, may be brought by Landlord from time to time at its election, and nothing contained herein shall require Landlord to postpone suit until the date when the Term would have expired but for such termination. In addition to all remedies set forth in this Article 14 and anywhere else in this Lease, if Tenant shall be in default under this Lease beyond any applicable cure period, then Tenant shall be obligated to repay to Landlord the Base Rent for which Tenant was excused from paying pursuant to Section 4.02 hereof.

               14.06 Right to Injunction. In the event of a breach or threatened breach on part of Tenant with respect to any of the covenants or agreements on the part of or on behalf of Tenant to be kept, observed or performed, Landlord shall also have the right to seek an injunction.

               14.07 Other Remedies. Nothing herein contained shall be construed as limiting or preventing the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may lawfully be entitled at any time, and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided.

               14.08 CertainWaivers. Tenant waives and surrenders all right and privilege which it might have under or by reason of any present or future law to redeem the Premises or to have a continuance of this Lease for the Term after Tenant is dispossessed or ejected therefrom by process of law. Nksfndg.dupont.securities.9.7.99 -30-


               14.09 No Waiver. Failure of Landlord to declare any default immediately upon its occurrence or delay in taking any action in connection with such default shall not waive such default but Landlord shall have the right to declare any such default at any time thereafter. Any amounts paid by Tenant to Landlord may be applied by Landlord, in its sole discretion, to any items then owing by Tenant to Landlord under this Lease and receipt of a partial payment shall not be deemed to be an accord and satisfaction or waiver of the failure to make full payment.

               14.10 Attornevs'Fees. In the event (i) Landlord places the enforcement of this Lease, or any part thereof, or the collection of any rent due, or to become due, hereunder, or recovery of the possession of the Premises in the hands of an attorney, or files suit upon the same, or (ii) a court of competent jurisdiction finds or declares that Tenant has defaulted in the performance of the terms of this Lease, or is obligated to perform the terms of this Lease in the manner directed by Landlord, Tenant shall reimburse Landlord within ten (10) days after demand therefor for its reasonable attorneys' fees and disbursements and court costs incurred in such proceedings. 14.11 Late Pavments. (a) All sums paid by Landlord and all costs and expenses incurred by Landlord, including attorneys' fees, in connection with the performance of any act that is required to be performed by Tenant, together with interest thereon at an annual rate (the "Lease Interest Rate '~) equal to five (5) percentage points above the prime commercial lending rate of Citibank, N.A. (or its successors or assigns) charged to its customers of highest credit standing for ninety (90) day unsecured loans, in effect from time to time, from the date of such payment or incurrence by Landlord of such cost and expense, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

               (b) In the event Tenant shall fail to pay to Landlord Base Rent or and Additional Charges on the first day the same shall be required to be paid to Landlord hereunder (it being agreed that for purposes of this Article 14, the first day that an amount is required to be paid to Landlord hereunder means the first day that such amount is due notwithstanding that a grace period, with or without notice, has been granted; for example, since Base Rent is due on the first day of each month, even though a grace period until the fifth (5th) day of each month has been agreed to prior to the occurrence of a default hereunder, the first day that Base Rent is required to be paid to Landlord hereunder is the first day of each month and said Base Rent is deemed to be due on the first day of each month and overdue from and after the first day of each month if it is not paid to Landlord by the end of the first day of each month), then:

               (i) Tenant shall pay to Landlord interest on such overdue amount of Base Rent or and Additional Charges at the Lease Interest Rate from the fifth (5th) day such overdue amount shall be due, to the date of payment thereof; and

               (ii) In the event that Tenant shall fail to pay any portion of Gross Rent by the date that is ten (10) days after the first day that such amount shall become due and payable, then Tenant shall pay to Landlord an administrative charge equal five percent (5%) of the overdue amount.

                                   ARTICLE 15
                                 QUIET ENJOYMENT

               15.01 Quiet Enjoyment. Landlord covenants that, so long as Tenant is not in default in the payment or performance of any of its obligations under this Lease beyond any applicable grace period, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises. This covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors and assigns only with respect to breaches which occur during its and their respective ownership of Landlord's interest. Nksfndg.duponLsecwlties.9.7.99

           -31 -


                                   ARTICLE 16
                              RULES OF THE BUILDING

               16.01 Building Rule.~ Tenant shall comply with, and Tenant shall cause its licensees, employees, contractors, agents and invitees to comply with the rules of the Building (the "Rules and Regulations") reasonably adopted and amended by Landlord from time to time for the safety, care and cleanliness of the Premises and the Building and for preservation of good order therein, all of which shall be communicated by Landlord to Tenant and shall be thereafter carried out and observed by Tenant, its agents, contractors, employees, invitees and licensees. Landlord shall not enforce the rules of the Building in a manner which discriminates against Tenant. The initial rules of the Building (the "Building Rules and Regulations") are set forth in Exhibit D". If any rule of the Building shall conflict with any provision of this Lease, such provision shall govern.

               16.02 Graphics No signs, numerals, letters or other graphics shall be used or permitted on the exterior of; or which may be visible from outside, the Premises, unless in accordance with Landlord's established building standard building signage and approved by Landlord in writing prior to any such of installation. Tenant shall submit such request in writing to Landlord at least thirty (30) days prior to such proposed installation, Landlord shall have ten (10) days to accept or reject Tenant's proposal. If rejected, Tenant shall have the option to resubmit its proposal


                                   ARTICLE 17
                                    INSURANCE

               17.01 Comnilance with Insurance Standards. Tenant shall not occupy or use the Premises, or permit any Portion of the Premises to be occupied or used, for any business or purpose which is unlawful, disreputable or deemed to be hazardous on account of fire or other hazards, or permit anything to be done which would in any way increase the risk of fire or other hazards, or permit anything to be done which would in any way increase the rate of fire or liability or any other insurance coverage on the Building or Building and/or its contents. Landlord shall

               Section. not be liable for the acts or omissions of other tenants or parties which are in violation of the provisions of this

               17.02 Landlord Insurance. (a) Landlord shall obtain and keep in full force and effect insurance against loss or damage by fire and other casualty to the Building as may be insurable under then available standard forms of "all-risk" insurance Policies, in an amount at least equal to eighty percent (80%) of the replacement value thereof with such commercially reasonable deductible(s) as may be determined by Landlord in its reasonable discretion. Tenant shall notiiy Landlord of the completion of any such Alterations and of the cost thereof; and shall maintain adequate records with respect to such Alterations to facilitate the adjustment of any insurance claims with respect thereto. Tenant shall cooperate with Landlord and Landlord's insurance companies in the adjustment of any claims for any damage to the Building or such Alterations.

               (b) Landlord shall have the right to satisf~r its obligations under subsection (a) of this Section 17.02 by means of any so-called blanket policy or Policies of insurance covering the Building and other properties of Landlord or its affiliates.

               17.03 Tenant Insuranc~. (a) Tenant, at Tenant's sole cost and expense, shall obtain and keep in full force and effect insurance against loss or damage by fire and other casualty to Tenant's Property and to all Alterations to the Premises under then available standard forms of "all-risk" insurance policies, in an amount equal to one hundred percent (100%) of the replacement value thereof; with such commercially reasonable deductible(s) as may be determined by Tenant in its reasonable discretion.

               (b) Tenant, at Tenant's sole cost and expense, shall obtain and maintain in full force and effect throughout the Term a commercial general liability insurance policy (ISO form or equivalent) insuring Tenant and naming Landlord and, at Landlord's request, any Senior Interest Holder and any managing agent(s) of Landlord as

     Nksfndg.dupont.,ec~j~j~~,9,7,99
                                     - 32 -

               additional insured(s), against any liability for bodily injury, death or property damage occurring on or about the Premises, with limits of liability of not less than $1,000,000 with respect to bodily injury and property damage arising from any one occurrence and $1,000,000 from the aggregate of all occurrences within each policy year. Such policy shall include a provision that such aggregate limit shall apply separately at the Premises. In addition, Tenant shall carry umbrella limits not less than $2,000,000 per occurrence for a total liability limit of $3,000,000,

               (c) Tenant shall not carry separate or additional insurance with respect to the risks covered by the insurance required by this Article 17, concurrent in form or contributing in the event of any loss or damage with any insurance required to be obtained by Tenant under this Lease. Tenant may carry any insurance coverage required of it hereunder pursuant to blanket policies of insurance so long as the coverage afforded Landlord and the other named insureds thereunder shall not be less than the coverage which would be provided by direct policies.

               17.04 Waiver of Subrogation. The parties hereto (a) shall use all reasonable efforts to procure an appropriate clause in, or endorsement on, any all-risk insurance covering the Premises, the Building and personal property, fixtures and equipment located thereon or therein, pursuant to which the insurance companies issuing same waive subrogation or consent to a waiver of right of recovery, and ~)
          subject to obtaining such clause or endorsement of waiver of subrogation or consent to a waiver of right of recovery, hereby agree not to make any claim against or seek to recover from the other for any loss or damage to its property or the property of others resulting from fire or other hazards covered by such fire and extended coverage insurance; provided, however, that the release, discharge, exoneration and covenant not to sue herein contained shall be limited by and coextensive with the terms and provisions of the waiver of subrogation clause or endorsement or clause or endorsement consenting to a waiver of right of recovery. If either party shall be unable to obtain the inclusion of such waiver of subrogation or consent to waiver clause even with the payment of an additional premium, then such party shall attempt to name the other party as an additional insured but not a loss payee) under the policy. Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for damage to, Tenant's Property, that Landlord may not carry insurance on, and shall not be responsible for damage to, any Alterations, and that Landlord shall not carry insurance against, or be responsible for any loss suffered by Tenant due to, interruption of Tenant's business.

               17.05 Pohcy Requirements (a) The insurance required to be obtained by Tenant under this Article: (i) shall be issued by an insurance company of recognized reputability licensed to do business in the State of New York, which is rated A-X or better by Best's Key Rating Guide, and (ii) shall be primary and not be concurrent in form or contributing with any other coverage which Tenant or Landlord may carry.

               (1)) Neither the issuance of any insurance policy required under this Lease, nor the minimum limits specified herein with respect to Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under this Lease. The dollar amounts set forth in this Article shall be subject to review by Landlord from time to time during the term and may be increased by Landlord in accordance with the requirements imposed by landlords from time to time with respect to first-class office buildings located in the Borough of Manhattan in the City of New York.

               (c) With respect to each insurance policy required to be obtained by Tenant under this Article, on or before the Commencement Date, Tenant shall deliver to Landlord satisfactory evidence that such insurance is in effect and satisfies the requirements of this Article, By no later than within thirty (30) days of to the expiration of any required policy Tenant shall provide to Landlord reasonably satisfactory evidence of renewal or replacement of such insurance policy. Each insurance policy required to be carried hereunder by or on behalf of Tenant shall provide (and any certificate evidencing the existence of each such insurance policy shall certiiy) that such insurance policy shall not be canceled or materially modified unless Landlord shall have received at least thirty (30) days' prior written notice of such cancellation or modification. Landlord shall have the right to require Tenant to obtain a certified summary of the coverage afforded by any required policy and shall not be limited to accepting a certificate of insurance. Nk5fildg.dupon~5ecuridcg,9,7,99

                  - 33 -

                                   ARTICLE 18
                        NONLIABILITY AND INDEMNIFICATION

               18.01 Exculpation. (a) Neither Landlord nor any Senior Interest Holder, nor any of their agents, officers, directors, shareholders, partners or principals (disclosed or undisclosed) shall, except as provided in subsection (1')hereinafter, shall be liable to Tenant or Tenant's agents, employees, contractors, invitees or licensees or any other occupant of the Premises in connection with any injury to Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of; any of Tenant's Property or of the property of Tenant or any other person arising from or in connection with the use by Tenant or such other person of the Premises or the Building, irrespective of the cause of such injury, damage or loss, it being understood that no property, other than such as might normally be brought upon or kept in the Premises as incidental to the reasonable use of the Premises for the purposes herein permitted will be brought upon or be kept in the Premises. Any employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor any Senior Interest Holder nor their respective agents shall be liable for any loss of or damage to any such property by theft or otherwise.

               (b) Except for such liability as may be imposed by law for the negligence of Landlord or Landlord's Agents or for the breach by Landlord of any term of this Lease to be performed by Landlord, no (i) performance by Landlord, Tenant or others of any repairs or
          Alterations in or to the Building or Premises, (ii) failure of Landlord or others to make any such repairs or Alterations, (iii) damage to the Building Systems or equipment, Premises or the property of Tenant, (iv) injury to any persons caused by other tenants or persons in the Building or by operations in the construction of any private, public or quasi-public work, or by any other cause, (v) latent defect in the Building, Building Systems or equipment or Premises, (vi) diminution or shutting off of light, air or view by any structure which may be erected on lands in the vicinity of the Building or (vii) inconvenience or annoyance to Tenant or injury to or interruption of Tenant's business by reason of anything referred to in the foregoing subsections (i) through (vi), shall impose any liability on Landlord to Tenant. No representation, guaranty or warranty is made that the communications or security systems, devices or procedures of the Building or Building will be effective to prevent injury to Tenant or any other person or damage to, or loss (by theft or otherwise) of; any of the property of Tenant or the property of any other person, and Landlord reserves the right to discontinue or modify at any time such communications or security systerns or procedures without liability to Tenant.

               18.02 Indemnits. To the fullest extent permitted by applicable law, Tenant hereby agrees to indernnify and hold harmless Landlord, each Senior Interest Holder and any managing agent of Landlord, and their respective agents, officers, directors, shareholders, partners and principals, from and against any and all claims, losses, actions, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees and disbursements) that arise out of or in connection with (a) the possession, use, occupancy, management, repair, maintenance or control of the Premises, or any portion thereof; or the business conducted by Tenant in the Premises, or (1,) any Alteration to any portion of the Premises or the Building made by or for Tenant or any occupants of the Premises, or (c) any willful or negligent act or omission of Tenant or anyone for whom Tenant is responsible, or (d) any default, breach, violation or nonperformance of this Lease by Tenant or any subtenant of Tenant or any officer, employee, agent or contractor of Tenant or any subtenant of Tenant, or
          (e) any Environmental Activity by Tenant or anyone for whom Tenant is responsible at the Building, or (f) any injury or death to individuals or damage to property sustained on or about the Premises; provided, however, that nothing contained in this Section shall obligate Tenant to indemnify Landlord from any claim, loss, damage, liability or expense resulting solely from the gross negligence or willful misconduct of Landlord or Landlord's Agents. Tenant shall, at its own cost and expense, upon notice thereof from Landlord defend any and all actions, suits and proceedings which may be brought against any one or more of the aforesaid parties with respect to the foregoing or in which any one or more of the aforesaid parties may be impleaded. Tenant shall pay, satisfy and discharge any and all final money judgrnents which may be recovered against Landlord in connection with the foregoing. The general liability insurance policy required by
          Section 17.03~) hereof shall also cover Tenant for liability assumed by contract, specifically including clause (I) of this Section 18.02. The obligations of Tenant under this Section 18.02 shaU survive the expiration or sooner termination of this Lease.

                                      -34-
     ~ksfndg.duponL.securities.9.7.99

               18.03 Limitation ofLandlord's Personal Liability. Tenant shall look solely to Landlord's interest in the Building for the recovery of any judgment against Landlord, and if Landlord is a partnership, its partners, whether general or limited, or if Landlord is a corporation, its directors, officers or shareholders, shall never be personally liable for any such judgment. The foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors or assigns or to maintain any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord. Any lien obtained to enforce any such judgment and any levy of execution on such judgment shall be subject and subordinate to any Superior Mortgage.


                                   ARTICLE 19
                                  CONDEMNATION

               19.01 Condemnation. (a) If there shall be a total taking of the Premises or a Constructive Total Taking (as defined in this Section 19.01) of the Building in condemnation proceedings or by any right of eminent domain or by conveyance in lieu thereof; this Lease and the Term and estate hereby granted shall forthwith cease and terminate as of the date of taking of possession by the condemning authority. In the event of a taking which is less than a Constructive Total Taking,
          (i) the term and estate hereby granted with respect to the taken part of the Premises shall forthwith cease and terminate as of the date of taking of possession by the condemning authority and the Gross Rent, Tenant's Tax Share and Base Real Estate Taxes shall be appropriately abated or reduced, as the case may be, with respect to such portion of the Premises for the period from such date to the date specified in this Lease for the expiration of the Term and (ii) the Base Rent shall be appropriately abated for any portion of the Premises rendered untenantable by such taking until such portion of the Premises is made tenantable. "Constructive Total Taking" means a taking of such scope that (A) the untaken part of the Building (whether or not the Premises are affected by the taking) would in Landlord's judgment be uneconomic to operate and (b) leases (including this Lease) of tenants occupying at least seventy-five percent (75%) of the rentable area of the Building are terminated in connection with such taking. Landlord shall give Tenant notice of a total taking or a Constructive Total Taking within fifteen (15) days of receiving notice thereof.

               (b) In the event of any condemnation or taking of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, Tenant shall be entitled to receive no part of such award and Tenant hereby assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof; provided, however, that nothing shall preclude Tenant from intervening in any such condemnation proceeding to claim or receive from the condemning authority any compensation to which Tenant may otherwise lawfully be entitled in such case for the expenses of moving to a new location, reimbursement for the loss of Tenant's Property or for any other benefits available to a tenant in such circumstances; provided further that the same (i) does not include any value of the estate vested by this Lease in Tenant and (ii) shall not reduce the award of Landlord in any respect.

               (c) Notwithstanding the foregoing, if all or any portion of the Premises shall be condemned or taken for governmental occupancy for a limited period, this Lease shall continue in full force and effect (without any abatement of the Gross Rent) and Tenant shall be entitled to receive the entire award therefor (whether paid as damages, rent or otherwise) unless the period of governmental occupancy extends beyond the Expiration Date, in which case Landlord shall be entitled to such part of such award as shall be properly allocable to the cost of restoration of the Premises, and the balance of such award shall be apportioned between Landlord and Tenant as of the Expiration Date. If the termination of such governmental occupancy occurs prior to expiration of this Lease, Tenant shall, to the extent that an award has been made for such purpose, after application for and diligent pursuit of such award by Tenant, restore the Premises as nearly as possible to their condition prior to the condemnation or taking. Nksfndg.dupont.,ecuritieg.9.7.99

                                   ARTICLE 20
                                    CASUALTY

               20.01 Casualty. If(a) the Premises or any part thereof shall be damaged or rendered untenantable by fire or other insured casualty, (1') Tenant gives notice of such damage or destruction to Landlord and
          (c) this Lease is not to be terminated pursuant to this Article 20, Landlord shall proceed with the repair of such damage (but Landlord shall have no obligation to repair any damage to any Alterations or Tenant's Property) with reasonable diligence after the collection of the insurance proceeds attributable to such damage, but only to the extent of available insurance proceeds. Except as provided in Section 20.05, the rent shall be equitably 'abated to the extent that all or any part of the Premises shall have been rendered untenantable, from the date of the damage to the date that Landlord shall have completed the repairs required of Landlord pursuant to the previous sentence; provided, however, that if Tenant reoccupies a portion of the Premises during the period of repair, the rent ~locable to such reoccupied portion, based upon the proportion which the reoccupied portion of the Premises bears to the total area of the Premises, shall be payable by Tenant from the date of such occupancy.

               20.02 Landlord Right to Terminate. If the Premises shall be totally damaged or rendered wholly Untenantable by fire or other casualty or if the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty) or the insurance proceeds available to Landlord, in Landlord's sole opinion, shall not be reasonably sufficient to repair the damage, then in any such event Landlord may, at its option, terminate this Lease by giving Tenant thirty (30) days' notice of such termination at any time within one hundred eighty (180) days after the date of such fire or other casualty. If such notice of termination shall be given, this Lease shall terminate as of the date provided in such notice (whether or not the Term shall have commenced) with the same effect as if that date were the Expiration Date. If; at any time prior to the giving of the notice of termination or the commencement of repairs pursuant to
          Section 20.01, there shall be a Successor Landlord (as hereinafter defined), such Successor Landlord shall have a further period of ninety (90) days from the date of its taking possession or from the expiration of the one hundred eighty (180) day period established above, whichever is earlier, to terminate this Lease by thirty (30) days' notice to Tenant, in which event this Lease shall terminate as of the date provided in such notice (whether or not the Term shall have commenced) with the same effect as if that date were the Expiration Date. If however, the Premises are not restored or repaired within one hundred eighty (180) days of the casualty then provided Tenant if not otherwise in default Tenant shall have the right to terminate this Lease by giving thirty (30) days prior notice to Landlord after said one hundred eighty (180) days and Landlord may substantially complete said restoration and/or repairs within said thirty (30) day period and the Lease will continue. If; however, Landlord fails to substantially complete the restoration and/or repairs within said thirty (30) days, then, the Lease shall terminate and be of no further force and effect and neither party shall thereafter have any claim or action against the other.

               20.03 Disclaimer. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant occasioned by damage by fire or other casualty or the repair thereof. Landlord will not carry insurance of any kind on Tenant's
          Property or the Improvements made by or on behalf of Tenant in the Premises, and, notwithstanding anything to the contrary in this
          Article 20, Landlord shall not be obligated to repair any damage to Tenant's Property or to said Improvements or to replace the same.

               20.04 RPL~22i. This Article shall be considered an express agreement governing any case of damage to or destruction of the Building and the Premises by fire or other casualty, and any law providing for such a contingency in the absence of such an express agreement, including, without limitation, New York Real Property Law ss. 226, shall have no application in such case.

               20.05 Cooperation. Notwithstanding any of the foregoing provisions of this Article 20, ii, by reason of some action or inaction on the part of Tenant or any of Tenant's Invitees, either (a) Landlord or the Senior Interest Holders shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the Premises or the Building by fire or other casualty or (b) the Premises

     Nksfiidg.dupoti~securities.9.7.99
               or the Building shall be damaged or destroyed or rendered completely or partially Untenantable on account of fire or other casualty then, without prejudice to any other remedy which may be available against Tenant, the abatement of rent provided for in this Article shall not be effective (i) in the case of subsectio~ (a) above, to the extent of the uncollected insurance proceeds, and (ii) in the case of subsection (1)) above, to the extent of the excess of the cost of repair over the amount of the collected insurance proceeds.


                                   ARTICLE 21
                                     SU~NDER

               21.01 ~rrend~ (a) On the Expiration Date or upon the Sooner termination of this Lease or upon any re~entry by Landlord, Tenant shall, at its expense, quit, surrender, vacate and deliver the Premises to Landlord "broom clean" and in good order, condition and repair, ordinary wear, tear and damage by fire or other insured casualty excepted, together with all Tenant Improvements and Alterations (except as otherwise Provided for in this Lease). Tenant shall, at its expense, except to the extent Landlord shall notify
          Tenant in writing not later than thirty (30) days prior to the Expiration Date, remove from the Building all of Tenant's Property and restore the Premises to their condition immediately after Landlord made the Initial Alterations. Any Tenant's Property or other personal property which shall remain in the Premises (A) after the Expiration Date or (b) for thirty (30) days after the termination of this Lease shall be deemed to have been abandoned and either may be retained by Landlord as its Property or may be disposed of as Landlord may see fit. If such property not so removed shall be sold, Landlord may receive and retain the proceeds of such sale and apply the same, at its Option, against the expenses of the sale, moving and storage, arrears of rent and any damages to which Landlord may be entitled. Any excess proceeds shall be the property of Landlord. Any expense incurred by Landlord in removing or disposing of any item that Tenant is required to remove and/or dispose 0f pursuant to this Section 21.01, shall be reimbursed to Landlord by Tenant as Additional Charges on demand. The obligation5 of Tenant under this Section 21.Ol(a) shall Survive the expiration or sooner termination of the Lease.

               (b) Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and any similar successor law of same import then in force in connection with any holdover Proceedings which Landlord may institute to enforce the Provisions of this Article.

               21.02 ~?-Over. In the event of any holding~ov~~ by Tenant after expiration or termination of this Lease without the consent of Landlord, Tenant shall:

               (a) Pay as holdover rental for each month of the holdover tenancy an amount equal to the greater of (i) the fair market rental value of the Premises for such month (as reasonably determined by Landlord) or
          (ii) two hundred fifty percent (250%) of the Gross Rent which Tenant was Obligated to pay for the month immediately Preceding the end of the Term; and

               (b) be liable to Landlord for any Payment or rent concession which Landlord may be required to make to any tenant obtained by Landlord for all or any part of the Premises (a "New Tenant") in order to induce such New Tenant not to terminate its lease by reason of the holding~ov~~ by Tenant (including, without being limited to, any holdover expenses, rent or damages that a New Tenant shall be responsible for), and (ii) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of the holding~ov~~ by Tenant.

               No holding~ov~~ by Tenant after the Term shall operate to extend the Term. In the event of any unauthorized holding~ov~~, Tenant shall indemnify and hold harmless Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Premises effective upon the termination of this Lease. Anything in this Article to the contrary notwithstanding, the acceptance of any rent paid by Tenant Pursuant to this Section 21.02 shall not preclude Landlord from commencing and Prosecuting a holdover or summary eviction Proceeding, and the preceding sentence shall be deemed to be an "agreeme~~ expressly Providing otherwise" within the meaning of Section 232-C of the Real Property Law of the State of New York and any successor law of like import.


                                   ARTICLE 22
                              ESTOPPEL CERTIFICATES

               22.01 EstopDel Certificates. Tenant agrees at any time and from time to time upon ten (10) days' prior notice from the Landlord to execute, acknowledge and deliver to the Landlord and to such other persons and entities as Landlord may reasonably designate, a statement certifying (a) that this Lease is unmodified and in full force and effect, or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications, (b) the date to which the Base Rent has been paid and the current amount of Base Rent, (c) whether all Additional Charges that are due and payable on or before such date have been paid in full, (d) that, to the best of the certifying party's knowledge, the Landlord is not in default in obserying, performing or complying with any term, covenant or condition contained in this Lease on such party's part to be observed, performed or complied with or, if the certifying party has knowledge of any such default, specifying each such default, (e) that, to the best of the certifying party's knowledge, the certifying party has not made and does not have any claim against the Landlord under this Lease or, if so, the nature and the dollar amount, if any, of such claim,
          (f) that, to the best of the certifying party's knowledge, there do not exist any offsets, defenses or counterclaims against enforcement of any of the terms, covenants or conditions of this Lease to be observed, performed or complied with on the part of the Landlord, or, if such do exist, specifying the same and the dollar amount thereof; and (g) such further information with respect to this Lease or the Premises as Landlord may reasonably request, it being intended that any such statement delivered pursuant to this Section 22.01 shall be binding on the certifying party and may be relied upon by the requesting party and any designee of the requesting party, including, without limitation, any prospective purchaser of the Premises, any mortgagee or prospective mortgagee of the Premises, or any lessor or prospective lessor under any underlying lease of the Premises or any assignee or prospective assignee of any such mortgagee or lessor.

                                   ARTICLE 23
                              INTENTIONALL YDELETED


                                   ARTICLE 24
                          AIR CONDITIONING MAINTENANCE

               24.01 Air Conditioning Maintenance. (a) Tenant covenants and agrees to keep any and all air conditioning units installed in the Premises, by Landlord or by or on behalf of Tenant, in good order and condition throughout the term of this Lease at Tenant's sole cost and expense by means of a full service parts and labor contract(s) with a reputable licensed air conditioning service firm(s). Tenant agrees to furnish Landlord with a copy of said contract(s) and keep said contract(s) in full force and effect throughout the term of this Lease. Tenant further agrees to return said air conditioning unit(s) to Landlord in good order and condition at the end of the term of this Lease. Tenant acknowledges that said air conditioning Unit(s) is(are) and shall remain the sole property of Landlord and may not be removed by Tenant. Notwithstanding anything to the contrary, as provided in
          Section 9.02 herein, Landlord shall provide the air conditioning system servicing the premises in working order on the Commencement of this Lease.

               (b) Anything to the contrary contained in this Lease notwithstanding, Tenant agrees to pay the cost of any and all permits and fees required by any branch or department of the borough, county, city, state or federal government in connection with any air conditioning or other equipment now or hereafter located in and/or serving the Premises whether or not installed by Landlord or Tenant.

     Nksfiidg.dupont.,ecurities.9.7.99

               26.11 Merger. This Lease embodies the entire understanding between the parties with respect to the subject matter hereof; and all prior agreements, understandings and statements, oral or written, with respect thereto are merged in this Lease.

               26.12 Applicable Law. State of New York. This Lease shall be construed and enforced according to the laws of the

               26.13 Shoring: No Dedication. (a) If an excavation or other substructure work shall be undertaken or authorized upon land adjacent to the Building or in the vaults beneath the Building or in subsurface space adjacent to said vaults, Tenant shall afford Landlord or the person causing such excavation or other substructure work license to enter upon the Premises for the purpose of doing such work as Landlord or such person shall reasonably deem necessary to protect any of the walls or structures of the Building or surrounding land from injury or damage and to support the same by proper foundations, pinning and/or underpinning, and, except in case of emergency, Landlord shall endeavor to have such entry accomplished during reasonable hours in the presence of a representative of Tenant, who shall be designated by Tenant promptly upon Landlord's request. Such license to enter shall be without liability of Landlord to Tenant.

               (b) Landlord shall have the right to erect any gate, chain or other obstruction or to close off any portion of the Common Areas to the public at any time to the extent necessary to prevent a dedication thereof for public use. Landlord shall use reasonable efforts to minimize any resulting interference with access to the Premises.

               26.14 Notice of Occurrences. Tenant shall give notice to Landlord, promptly after Tenant learns thereof; of any accident, emergency, occurrence for which Landlord might be liable, fire or other casualty and all damages to or defects in the Premises or the Building for the repair of which Landlord might be responsible or which constitutes Landlord's property. Such notice shall be given by telegram, facsimile or personal delivery to the address of Landlord then in effect for notices.

               26.15  Vaults.  No vaults,  vault space or other space not within the property line of the Building shall be leased hereunder notwithstanding anything contained in or indicated on any sketch, blueprint or plan, or elsewhere in this Lease to the contrary. Landlord makes no representation as to the location of the property line of the Building. All vaults and vault space and all other space not within the property line of the Building, which Tenant may be perrnitted to use or occupy, are to be used or occupied under a license revocable by Landlord on ten (10) days' notice to Tenant, and should any such license be revoked by Landlord, or should the amount of any such vaults, vault space or other space be diminished or required by any federal, state or municipal authority or public utility, Landlord shall be without liability to Tenant. Any fee, tax or charge imposed by any governmental authority for any such vault, vault space or other space shall be paid by Tenant.

               26.16 Window Cleaning. Tenant shall not authorize the cleaning of any window in the Premises from the outside (within the meaning of Section 202 of the New York Labor Law or any successor statute).

               26.17  IYL-ndows.Z If at any time any windows of the Premises are temporarily closed, darkened or bricked-up by reason of repairs, maintenance, alterations or improvements to the Building, or any of such windows are permanently closed, darkened or bricked-up due to any Legal Requirement, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of Base Rent or Additional Charges nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.

               26.18 Consents and ADDrO yals. (a) Wherever it is specifically provided in this Lease that a party's consent or approval shall not be unreasonably withheld, a response to a request for such consent or approval shall also not be delayed. If either Landlord or Tenant considers that the other has withheld or delayed a consent or approval, it shall so notify the other party within ten (10) days after receipt of notice of denial of the requested


    Nksfndg.dupont.securines.9.7.99
                                     - 42 -

               consent or approval or, in case notice of denial is not received, within fifteen (15) days after making its request for the consent or approval. "~ent" shall mean the prior written approval or consent of the applicable party.

               (b) Tenant hereby waives any claim against Landlord which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any consent or approval that, pursuant to the terms of this Lease, is not to be unreasonably withheld and Tenant agrees that its sole remedy shall be an action or proceeding to enforce any such provision or for specific performance, injunction or declaratory judgment that the requested consent or approval shall be deemed to have been granted.

               26.19 DeYelopment Ri~hts. (a) Tenant acknowledges that it has no rights to any development rights, "air rights" or comparable rights appurtenant to the Building, and consents, without further consideration, to any utilization of such rights by Landlord and agrees to promptly execute and deliver any instruments which may be requested by Landlord, including instruments merging zoning lots, evidencing such acknowledgment and consent. The provisions of this Section shall be deemed to be and shall be construed as an express waiver by Tenant of any interest Tenant may have as a "party in interest" (as such quoted term is defined in Section 12-10 Zoning Lot of the Zoning Resolution of the City of New York) in the Building.

               (b) Landlord shall have the right, at any time, to convert the Building to condominium ownership and, upon such conversion, (i) this Lease and the estate granted hereby shall be subject and subordinate to the applicable condominium declaration and related documents and
          (ii) the owner of the unit or units of which the Premises form a part shall be deemed to be the Landlord hereunder.

               (c) (1) Anything to the contrary contained in this Lease notwithstanding, Landlord, upon not less than sixty (60) days prior written notice to Tenant, shall have the right and shall use all reasonable efforts to substitute, as of a date specified in said notice (the "Effective Date"), other space (the "Substitute Space") in the Building of which the Premises forms a part as the demised premises hereunder in lieu of the space (the "Prior Space") then constituting the demised premises hereunder immediately prior to the giving of such notice. Notwithstanding the above, Landlord shall have the option to relocate the Premises prior to the Commencement Date, to comparable substitute space in the Building.

               (2) Prior to the Effective Date, Landlord, at Landlord's expense and with Tenant's reasonable cooperation (but at no cost to Tenant), shall furnish necessary moving labor to move Tenant and Tenant's equipment and personal property to the Substitute Space, which Substitute Space shall be substantially equivalent in area and then existing build out (including, the Initial Alterations, as same may have been modified) to the Prior Space and, further, Landlord shall reimburse Tenant for the cost of transferring its telephone, communications and facsimile service to the Substitute Space as well as for the cost of replacing a reasonable number of floor specific stationary and business cards, if any.

               (3) Automatically on the Effective Date, the Substitute Space shall constitute the demised premises hereunder and all of the terms of this Lease shall apply thereto (except that Landlord shall not be required to perform any work or furnish any materials with respect to Tenant's installation in the Substitute Space, other than as hereinabove specifically provided), and the Prior Space shall automatically be deleted from the coverage of this Lease and the term of this Lease insofar as the Prior Space only is concerned shall be deemed to have ceased and expired with the same force and effect as if the Effective Date were originally provided in this Lease as the expiration date hereof but this Lease shall continue in full force and effect for the full term hereof with respect to the Substitute Space.

               (4) Tenant covenants and agrees to quit and surrender vacant full possession of the Prior Space to Landlord on the Effective Date free and clear of any leases, tenancies and rights of occupancy of anyone claiming by or through Tenant. If Tenant shall fail or refuse to surrender such vacant full possession of the Prior Space to Landlord on or before the Effective Date (for any reason other than failure to furnish moving labor to Tenant), then and in such event Tenant shall pay to Landlord for each day or fraction thereof that Tenant shall fail to surrender such vacant full Possession of the Prior Space to Landlord (in additional to all Base Rent and Additional Charges provided to be paid under this Lease which is applicable from and after the Effective Date to the Substitute Space) an agreed~upon sum equal to three (3) times the quotient obtained by diving (i) the sum of


    Nksfndg.dupont.se0un~j~~,9,7~99
                                     - 43 -

               the monthly installment of Base Rent then payable under this Lease plus one-twelfth (1/12) of all Additional Charges then payable under this Lease by (ii) thirty (30) (the "Daily Rate for the Prior Space"). Such Daily Rate for the Prior Space is in the nature of liquidated damages to Landlord for Tenant's failure to surrender such vacant full possession of the Prior Space to Landlord on or before the Effective Date. The foregoing provision for payment by Tenant of the Daily Rate for the Prior Space shall be without prejudice to Landlord's instituting summary or such other proceedings as Landlord may desire in order to obtain as promptly as possible vacant full possession of the Prior Space. The foregoing provision for payment by Tenant of the Daily Rate for the Prior Space relates solely to Landlord and Tenant's mutual agreement to the daily value of the Prior Space to each of Landlord and Tenant taking into consideration Tenant's agreement to comply with the terms of this Article and to surrender vacant full possession of the Prior Space to Landlord on or before the Effective Date, time being deemed of the essence; therefore, in addition to Tenant's agreement to make payment of the Daily Rate for the Prior Space for each subject day, Tenant agrees to pay Landlord the total amount of any loss, damage, cost or injury (including attorneys' fees and disbursements) suffered by Landlord with regard to any existing or potential transaction which is adversely affected by Tenant's failure or refusal to timely surrender the Prior Space.

               (d) If Landlord shall at any time during the term of this Lease decide to demolish or substantially renovate the Building, including but not limited to a change of use of the Building and/or that portion of the Building in which the Premises are a part, then Landlord shall have the right to terminate this Lease as of the last day of any month thereafter upon not more than six (6) months prior written notice by Landlord to Tenant. In the event that Landlord shall give such notice, then upon the date specified in such notice for the termination of this Lease, this Lease and the term and estate hereby granted shall terminate as though such date were the date originally set forth in this Lease for the expiration of the term hereof; and Tenant shall, on or before such date, vacate and remove from the Demised Premises in accordance with the provisions of this Lease.

               26.20 Business Hours. As used in this Lease, "Business Days" means any days which are not -------------- -------------

               Saturdays,   Sundays   or   holidays   designated   by   Landlord
          ("Holidays") and "Business Hours" means the hours between


   --------------

               8:00 A.M. and 6:00 P.M. on Business Days. 26.21 Confidentiality. Tenant shall use reasonable efforts to keep the provisions of this Lease confidential, and shall instruct its agents, employees, attorneys and consultants to keep such provisions confidential.

               26.22 Exhibits. The terms and provisions of Exhibits "A" through "E", inclusive, attached to this Lease are made a part of this Lease for all purposes.

         26.23    No Recording ofLease.
                  -- --------- -------

               shall be recorded. Neither this Lease nor any memorandum in respect of this Lease


                                   ARTICLE 27
                                    SECURITY

               27.01 Secunty. (a) Tenant has deposited with Landlord the sum of $68,329.40 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of Basic Rent and Additional Charges, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Basic Rent and/or Additional Charges and/or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect to any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the Premises to Landlord. In the event of a sale of the land and building, or leasing of the Building,

    NksThdg.dupont.~ecurjtje~.g~7~99
                                      -44 -

               of which the Premises forms a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security and Tenant agrees to look to the new Landlord solely for the return of such security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

               (b) The security deposited pursuant to the provisions of this Article shall be placed in an interest bearing account in a New York State banking institution having a New York City branch selected by Landlord, subject to Landlord's sole right to change the depository at any time to any banking organization having a place of business in the City of New York, interest earned to become additional security. It is also understood and agreed that interest at 1.0% per annum of the security funds shall be retained by Landlord as an administrative fee.

               (c) In addition to the security provided herein Tenant shall deliver to Landlord, simultaneously with the execution of this Lease a guaranty of all of Tenants obligations hereunder given by FAB Capital Corporation, in the form annexed here to and made a part hereof as Exhibit "E".



               [END   OF    PAGE;    SIGNATURES    FOLLOW    ON    NEXT    PAGEJ
          Nksfndg.dupont.gecllritie,.9.7.99

                 - 45 -

               IN WITNESS WIIERE OF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

LANDLORD:

NARKIS FUNDING COMPANY, LLC


By:
                           Managing Manager




TENANT:

DUPONT SECURITIES GROUP, INC.


By:
          Name:

          Title:





























    Nksfndg.dupontsecutities~9.7.99                       - 46 -
                                   Exhibit "A"



















































                       Nksflidg.dupont.seo11tjtj~8.9~7,99
                                     - 47 -
                                 f~ C A ~ WA, y
C
           3/4












          ~Ioi
                          J





                           p
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                                                          El              El
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                                   Exhibit "B"


A.       Initial Alterations

               Landlord agrees to initially furnish and install, substantially in accordance with architectural drawings (the "Plans") which shall be prepared by Landlord, the following "Initial Alterations", to "Building Standard" specifications:

         1.  DEMOLITION

               Remove partitions and scar patch floor, remaining walls and ceilings as necessary.

         2. INTERIOR PARTITIONS, DOORS, FRAMES AND HARDWARE

               (a) Create offices along Broadway frontage: Erect drywall partitions, consisting of 2-1/2" steel studs with one layer of 5/8" sheetrock on each side, from the floor to the underside of the hung ceiling with two (2) sidelights, each approximately 18" x 84" overall for each office.

               (b) Create "trading room": erect drywall partitions, consisting of 2 1/2" steel sstuds with one layer of 5/8" sheetrock on each side from the floor to the underside of the hung ceiling, with glass panel inserts in wood frame from approximately 3' -6' AFF to 1'-O" (including frame) below hung ceiling in portion of wall between columns along the westerly side of the room.

               (c) Furnish and install metal doors and pressed metal bucks; doors shall be 7' -0" high by 3'-0" wide, except where specified.

               (d) Hardware for each door shall consist of 1-1/2 pair of butts, one (1) latchset and one( 1) doorstop, with lockset and closer for main entrance door.

         3. AIR CONDITIONING

               Furnish and install one (1) ducted supply register and return air grill in each newly created office (and in trading room if necessary).

         3.  ELECTRICAL

               (a) Light fixtures, which shall include initial tubing, are be 2' -0" by 4'-0" parabolic type fluorescent light fixtures, mounted in the hung ceiling grid; switching to be as indicated in the Plans.

               (b) Switching will be one (1) switch for each office and open areas by code.

               (c) Furnish and install two (2)115 VAC duplex electric base receptacles for each office. Furnish and install duplex receptacles in surface applied molding on the floor in the trading room and north open area.

               (d) Furnish and install one (1) dedicated circuit for Tenant's copier, if required. Nksfndg.dupont.securitie,.9.7.99

                                     - 48 -
         4.       PAINTING

               Prepare drywall and expQsed metal surfaces to receive paint. Paint drywall surfaces in Building Standard latex paint (Tenant to select one (1) color - flat finish). Paint doors & frames, window frames and other exposed trim in Building Standard paint same color as flat - semi-gloss enamel finish).

         5.  FLOORING

               Prepare floors to receive Building Standard finish flooring material. Furnish and install Building Standard wall to wall carpet in all areas, except computer, storage, pantry room(s), etc. (Tenant to select one (1) color from samples provided by Landlord). Installation to be direct cement-down method. In areas not receiving carpeting, furnish and install VCT floor tiles where indicated on Finish Plan (Tenant to select one (1) color from samples provided by Landlord). Furnish and install 4" base molding on walls and columns (Tenant to select one (1) color from samples provided by Landlord).

         6. VENETIAN BLINDS AND RADIATOR ENCLOSURES

               (a) Furnish and install one (1) Building Standard 1" venetian blind in each exterior window where none presently exists; blinds to be all the same neutral color and finish.

B.       SUBSTITUTIONS AND CREDITS

               Tenant may specify a substitution of any item of Initial Alterations, excepting those items for which substitution is specifically prohibited, provided: (a) such substitution shall be of like nature and of equal or greater cost and quality than that for which such substitution was made; and (b) that Landlord shall install such substitution; and (c) that Tenant shall pay the cost of such substitution (including reasonable percentages charged by the contractor for overhead and profit) but Tenant shall be entitled to a credit for that for which such substitution was made based on Landlord's cost thereof.

C.       ADDITIONAL WORK

               At Tenant's written request, Landlord will, at Tenant's sole cost and expense, perform additional work over and above the Initial Alterations listed in Paragraph "A", provided: (i) tenant shall pay for the entire cost of the same (including an amount paid to Landlord equal to 21 % of such cost representing a charge of 10% for overhead and 10% for supervision by reason of Landlord's acting as a general contractor for Tenant) as billed in reasonable intervals during the progress of said additional work and (ii) the performance of any such additional work will not (directly or indirectly) delay the prosecution and completion of the Initial Alterations.

D.       TENANT'S PLANS

               On or before ________________ (the "Submission Date"), Tenant will submit to Landlord for its final approval dimensioned architectural Construction/Electrical Plan # CN-1710, dimensioned Reflected Ceiling, Lighting & Switching Plan # RC-1710, and Schedule of Finished Plan # FN-1710. Landlord's architect, or other duly authorized representative, shall file such plans as shall be required by law and shall cause them to be approved by the governmental authorities having jurisdiction thereof, including final sign-off.

    Nksfiidg.dupont.securities.9.7.99

   - 49 -

               On or before _______________ (the "Approval Date"), Tenant will submit to Landlord for its approval the aforementioned Plans, each of which Plans Tenant, in accordance with the provisions of the immediately preceding paragraph, Tenant has approved in the appropriate location.

               If, within fifteen (15) days after the Submission Date Tenant has not submitted all the Plans to Landlord


E.       GENERAL

                    (a) Any Tenant changes and/or additions, after submission to and acceptance by Landlord of the Plans, shall be at Tenant's sole cost and expense, including the cost of engineering drawings for all heating, ventilating, air conditioning, electrical and plumbing work. The additional work does not have to be completed for occupancy.

                    (b)  Tenant  may use  its own  contractors  for  special  or
               decorative  work  such  as  cabinetry,   carpeting,   drapes  and
               furniture, such work to be done by non-conflicting union labor and Tenant will schedule such work as not to delay the Initial Alterations.

                    (c) It is expressly  understood  and agreed that  Landlord's
               Work shall not in any way include installation by Landlord or its contractors or subcontractors of any of Tenant's furniture, fixtures, equipment or personal property.

F.       TENANT'S DELAY

                    The term "Tenant's Delay" shall mean any delay that Landlord may encounter in the performance of the Initial Alterations or Landlord's other obligations pursuant to this Lease, including but not limited to this Exhibit B, by reason of any act, neglect, failure or omission by Tenant, its agents, servants, employees, contractors or sub-contractors, or in the performance of Tenant's obligations under this Lease, including but not limited to this Exhibit B, including, without limitation:

                    (a) Tenant's failure to furnish the Plans to Landlord by the
               Submission Date;

                    (b) Any delay in giving  authorization  or approvals for the preparation for or the execution of the Initial Alterations to be performed as hereinabove provided; (c) Any delay due to changes made by or on behalf of Tenant in the Plans previously submitted to and approved by Landlord; (d) Any delay due to Tenant's Work permitted by Landlord to be performed by Tenant in completing or finishing the Premises; and

                    (e) Any  delay due to the  performance  of or  necessity  of additional work over and above "Building Standard" with respect to the Initial Alterations, on work agreed upon, which Tenant has requested Landlord to perform.

                    In the event of any Tenant's Delay,  Tenant agrees to pay to
               Landlord an aggregate amount equal to any increased cost to Landlord for labor and materials involved in performing the Initial Alterations. Such increased cost shall be payable by Tenant upon the rendition of Landlord's bill(s) therefor.





    Nksfndg.dupoflt.securiucs.9.7.99

                                     - 50 -

G.       RENT COMMENCEMENT DATE UNDER LEASE


                    The  commencement  of the  term  of the  Lease  is  provided therein to occur on __________ Notwithstanding anything to the contrary contained in the Lease, the commencement date of the term of the Lease shall occur on the date by which Landlord shall have substantially completed the Initial Alterations to be performed within the Premises in accordance wit the terms of this Exhibit B, ADVANCED, HOWEVER, by the number of days, if any, of any Tenant's Delay (as hereinabove defmed), provided, however, that in no event shall such commencement date be earlier than the original commencement date fixed in the Lease.











































    Nksfndg.dupoflt.securities.9.7.99
-        51 -
                                   Exhibit "C"

                             Cleaning Specification


GENERAL:

                    Contractor  shall  furnish all labor,  supplies,  materials, equipment, insurance and supervision to perform the following services (the "Services") to Owner's satisfaction at the frequencies and during the times as specified herein (or as otherwise directed by Owner or Owner's authorized representatives). The Services shall include all functions normally considered a part of workmanlike, satisfactory janitorial work.

1.       OFFICE ROOM SPACE CLEANING:

          Ni~tlv

                    Office areas, file rooms, libraries,  conference rooms, etc.
               and the corridor space adjacent to these areas shall receive the following daily cleaning:

         (1)      Wastebaskets:

                    Tenants  shall  maintain  separate  receptacles  for  normal office wastepaper refuse, food waste, recycled paper (for which Tenant is solely responsible) and trash. Wastebaskets containing normal office wastepaper refuse and food waste receptacles shall be emptied nightly. Wastepaper, food waste and trash (i.e. small tied bundles of cardboard) shall be removed to main disposal area. Plastic liners shall be used in wastebaskets, food waste receptacles and cleaners' carts.

          (3)     Floor Sweepin~:

                    Tiled floor areas are to be cleaned with a treated sweep mop to remove visible dirt, dust and litter. Exposed floor areas in partially carpeted office areas are to be swept in accordance with the above requirements. Provided Tenant keeps said areas in a neat orderly condition, spot mop if necessary.

          (4)     Dn.nkin~ Fountains:

                    Clean of  extraneous  material  and damp  wipe.  Spot  clean adjacent floors and walls.

         (5) Dustin~:

                    Top surfaces of furniture  (except desks or other  furniture with papers, etc.), cabinets etc., up to waist height shall be dusted.

          Weeklv:

                    (1) Full rug or carpeted  area is to be  vacuumed  weekly to remove visible dirt, dust and litter. On remaining weekdays, rugs and carpets to be spot vacuumed to remove obvious surface dirt from traffic areas and from readily accessible areas under furniture.

          Monthly:

                    Top surfaces of window sills,  tops of cabinets  etc., up to shoulder height, shall be dusted.

Nksfndg.dupont.secLtrities.97.99


                                     - 52 -
          Ouarterly:

          (1) Spot clean all wall surfaces.

          (2) Dust top of partitions, hand dust all office furniture etc.

          (3) Damp wipe both sides of interior glass partitions and office doors.

          (4) Damp wipe all waste receptacles and waste baskets.

          (5) Dust baseboards, moldings and trim.

          Semi-Annually:

          (1) Dust vertical surfaces and walls not reached in daily cleaning.

          (2) Dust pictures, frames, charts and other wall hangings.

E. Annually:

          (1)

          (2)

2.       TO"

          (A)     ____

          (1)

                    (2) Clean with a dry chemically  treated cloth all vinyl and plastic furniture. Vacuum fabric sofas, chairs and cushions.

~ET ROOMS - ('NCLUDES PRIVATE TOILET ROOMS):

    Nightly

Floors shall be swept.

Water closets, seats and urinals shall be washed inside and out with a disinfectant detergent. Seat shall be left in a raised position.

          (3)     Washbasins shall be thoroughly cleaned.

          (4) Mirrors, shelving, dispensers, chromium fixtures, and piping shall be damp-wiped.

          (5) Wall surfaces, partitions, doors and waste receptacles shall be spot cleaned.

          (6)     Paper towel waste receptacles shall be emptied.

          (7) Paper towels, hand soap, toilet paper, seat cover dispensers (where provided) shall be serviced nightly. Soap dispensers will be maintained in a clean condition, free of excess soap, gum etc. Malfunctions shall be reported to the Building staff.

          B.      Weekly:

                  Floors shall be swept and wet mopped or scrubbed with disinfectant detergent.

          C. Monthly:

          (1) Wall surfaces, toilet partitions, etc. shall be washed.


                                     - 53 -
    Nk~fndg dupont. sccuntie~.9.7.99

          (2) Radiators, window sills, ledges, grilles, and stall partitions shall be dusted.

3.       ELEVATOR LOBBIES. CORRIDORS. STAIRCASES:

                                     Daily:

                                       (1)

                                       (2)
Floors in corridors shall be swept with a dry chemically treated cloth or if carpeted vacuumed. Surfaces within approximately 72 inches from the floor shall be dusted.
    NOTE: Where there are carpeting runners, vinyl runners, etc-, they shall be picked up and areas underneath cleaned weekly. Rugs, runners shall be properly cleaned and replaced as required.

          Ouarterly:

          (1) Strip, scrub, wash and apply floor finish to resi]ient flooring.

          (2) Dust all vertical surfaces, wall etc., not reached in daily cleaning,

          (3) Dust all fluorescent light fixtures.

          Elevators:

                    (1) All  surfaces in interior  of all  passenger  cars to be wiped daily including hallway doors safety edges, saddles and crevices. All bright metal surfaces shall be cared for daily using appropriate (non-abrasive) materials.

Carpeting shall be vacuumed nightly.
                                       (2)

          Stairways:

          Monthly:

          Stairways shall be swept or vacuumed. All hand rails, doors, walls & grills to be dusted. All landings steps and rises shall be mopped, Walls shall be spot cleaned and dusted (low).

          Semi-Annually:

                    All landings.  steps and risers shall be scrubbed.  Ceilings to be dusted and light fixture lenses washed dried and replaced.

4.       MISCELLANEOUS CLEANING: OUTSIDE ENTRANCE. SIDEWALKS GROUND

          A. Daily:

          Sweep sidewalks, entrances, delivery areas (weather permitting).

          B. Weekly:

          Clean entrance door metal work. Remove foreign matter (grease, oil, mold, etc.).



                                     - 54 -
5.       DAYTIME SERVICES:

                                      Da~y:

                                                        (1)

                                                        (2)

                                                        (3)
Lobby to be policed three (3) times daily.

Exterior to be swept once daily (weather permitting).

Graffiti to be removed (when required) during normal Bu~ding business days and hours (when practical).

          (4) Snow removal (when required).

6.       MISCELLANEOUS DUTIES:

          In addition to the work specified above, the following addihon~ duties shall be performed by the Landlord or Landlord's contractor in conjunction with the cleaning operation:

          (1) Reporting fires upon observation or after notification by Tenant, hazardous conditions and items in need of repair (e.g. leaky faucets, toilet stoppages, etc).

         (2) ~osing windows, locking office doors and turning off lights when not in use. Nksfndg.dupont.~curitie8~9.7.99 - 55 -
                                  Exhibit ~'D'~

                         Building Rules and Re~ulations

                    1. The sidewalks,  driveways,  entrances,  passages, courts, lobbies, esplanade areas, elevators, stairways, vestibules, corridors, halls and other public portions of the Building ("Public Areas") shall not be obstructed or encumbered or used for any purpose other than ingress and egress to and from a tenant's premises, and no tenant shall permit any of its agents, employees, contractors, licensees or invitees (collectively, "I~tees") to congregate or loiter in any of the Public Areas or any other part of the Building used in common by other tenants of the Building. No tenant shall invite to, or permit to visit, its premises persons in such numbers or under such conditions as may interfere with the use and enjoyment by others of the Public Areas. Fire exits and stairways are for emergency use only, and shall not be used for any other purposes by any tenant, or the Invitees of any tenant. Landlord reserves the right to control and operate, and to restrict and regulate the use of; the Public Areas and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it reasonably deems best for the benefit of the tenants generally, including the right to allocate certain elevators for delivery service, and the right to designate which Building entrances shall be used by persons making deliveries in the Building. No doormat of any kind whatsoever shall be placed or left in any public hall or outside any entry door of a tenant's premises.

                    2. No awnings or other  projections shall be attached to the outside walls (or inside atrium walls) or windows of the Building. No curtains, blinds, shades or screens shall be attached or hung in, or used in connection with, any window or door of a tenant's premises, without the consent of Landlord. Such curtains, blinds, shades or screens must be of a quality, type, design and color, and attached in the manner, reasonably approved by Landlord. No tenant shall have the right to remove or change curtains, shades, blinds or other window coverings within its premises without Landlord's consent. In order that the Building can and will maintain a uniform appearance to those persons outside of the Building, each tenant occupying the perimeter areas of the Building shall (a) use only building standard lighting in areas where lighting is visible from the outside of the Building and (b) use only building standard blinds in window areas which are visible from the outside of the Building.

                    3 No sign,  insignia,  advertisement,  lettering,  notice or other object shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside or inside of its premises or the Building or on corridor walls without the prior consent of Landlord. Signs on or outside each entrance door of a tenant's premises shall conform to building standard signs. Such signs shall, at the expense of the applicable tenant, be inscribed, painted or affixed by sign makers and in a location approved by Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant or tenants violating this Rule. Interior signs, elevator cab designations, if any, and lettering on doors and the Building directory shall, if and when approved by Landlord, be inscribed, painted or affixed for each tenant by Landlord, at the expense of such tenant, and shall be of a size, color and style reasonably acceptable to Landlord.

                    4 Neither the sashes, sash doors,  skylights or windows that reflect or admit light and air into the Public Areas in the Building nor the HVAC vents and doors shall be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills or on the peripheral heating enclosures. Whenever the HVAC systems are in operation, such tenant shall cause the shades, blinds or other window coverings to be drawn, as required because of the Position of the sun.

                    5 No showcases or other articles or property shall be put by any tenant in front of or affixed to any part of the exterior of the Building, nor placed in the Public Areas.

                    6. No acids,  vapors  or other  harmful  materials  shall be discharged, or permitted to be discharged, into the waste lines, vents or flues of the Building. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed and constructed, and no


                                     - 56 -

                    sweepings,  rubbish, rags, acids or other foreign substances shall be thrown or deposited therein. Nothing shall be swept or thrown into the Public Areas or other areas of the Building, or into or upon any HVAC vents or registers or plumbing apparatus in the Building, or upon adjoining buildings or land or the street. The cost of repairing any damage resulting from any misuse of such fixtures, vents, registers and apparatus and the cost of repairing any damage to the Building, or to any facilities of the Building, or to any adjoining building or property, caused by any tenant, or the Invitees of such tenant, shall be paid by such tenant. Any cuspidors or similar containers or receptacles shall be emptied, cared for and cleaned by and at the expense of the tenant.

                    7 Except for the making of customary  office  decorations in its premises in accordance with its lease, no tenant shall mark, paint, drill into or in any way deface any part of its premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of; and as directed by, Landlord. No telephone, telegraph or other wires or instruments shall be introduced into the Building by any tenant except in a manner approved by Landlord. No tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of its premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

                    8. No bicycles, vehicles, animals (except seeing eye dogs as legally required), fish or birds of any kind shall be brought into, or kept in or about, a tenant's premises.

                    9 No  noise,  including,  but not  limited  to,  music,  the playing of musical instruments, recordings, radio or television, which, in the judgment of Landlord, might disturb other tenants, shall be made or permitted by any tenant. Nothing shall be done or permitted by any tenant which would unreasonably or materially adversely impair or interfere with the use or enjoyment by any other tenant of any other space in the Buildin~.

                    10. Nothing shall be done or permitted in a tenant's premises, and nothing shall be brought into, or kept in or about a tenant's premises, which would unreasonably or materially adversely affect, impair or interfere with any of the Building Equipment or the proper and economical rendition of Landlord's Services in the Building or to a tenant's premises, or which would cause discomfort, annoyance or inconvenience to Landlord or any other tenant, nor shall there be installed by any tenant any HVAC, electrical or other equipment of any kind which, in the reasonable judgment of Landlord, might cause any such impairment or interference. No tenant, nor the Invitees of any tenant, shall at any time bring or keep upon its premises any inflammable, combustible, noxious or explosive fluid, chemical or substance.

                    11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or the mechanism thereof; unless Landlord is furnished with keys therefor or other means of access thereto. Duplicate keys for a tenant's premises and toilet rooms shall be procured only from Landlord and Landlord may charge Tenant therefor. Each tenant shall, upon the expiration or sooner termination of its lease, turn over to Landlord all keys to stores, offices, storage areas and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys furnished by Landlord, such tenant shall pay to Landlord the cost of replacement locks. Notwithstanding the foregoing, Tenant may install a security system in the Premises which uses master codes or cards instead of keys provided that Tenant shall provide Landlord with the master code or card for such system.

                    12. All removals, the carrying in or out of the Building and the movement from floor to floor within the Building of any safes, freight, furniture, packages, boxes, crates or any other object or matter of any description, shall take place only during such hours, in such elevators and under such restrictions as Landlord may from time to time determine, which may involve overtime work for Landlord's employees. Tenant shall reimburse Landlord for extra costs incurred by Landlord in connection therewith. No such materials or objects shall be transported in passenger elevators without Landlord's prior written consent in each instance.




                                     - 57 -

                    (a)Plans approved or returned with comments (such approval or comments shall not constitute (i) a waiver of Department of Buildings approval, (ii) approval of other jurisdictional agencies or Landlord's approval of the Scope of Work proposed by or on behalf of Tenant).

                    (b)Signed application forms referred to in 8.02 (c), above, providing proper submissions have been made.

                         (c)Covering transmittal letter.

                    3. Tenant, with Landlord's cooperation, if reasonably required, shall obtain Department of Buildings approval of plans and a permit from the Department of Buildings where required by law for the work. Tenant shall be responsible for keeping current all permits. Tenant shall submit copies of all approved plans and permits to Landlord and shall post the original permit on the Premises prior to the commencement of any work. All work, if performed by a contractor or subcontractor, shall be subject to reasonable supervision and inspection by Landlord's representative. Such supervision and inspection shall be at Tenant's sole expense and Tenant shall pay Landlord's reasonable charges for such supervision and inspection.

C.       Requirements and Procedures

                    I. All  structural and floor loading  requirements  shall be subject to the prior approval of Landlord's structural engineer.

                    2.  All  mechanical  (HVAC,   plumbing  and  sprinkler)  and
               electrical requirements shall be subject to the approval of Landlord's mechanical and electrical engineers. When necessary, Landlord will require engineering and shop drawings, which drawings must be approved by Landlord before work is started. Drawings are to be prepared by Tenant and all approvals shall be obtained by Tenant.

                    3.  All   demolition   shall  be  monitored  by   Landlord's
               representative at Tenant's expense.

                    4. Landlord shall charge Tenant for elevator service for construction work in accordance with Landlord's then Building standard rates therefor. Tenant shall make arrangements for each such elevator use with Landlord at least seventy-two (72) hours in advance. No material or equipment shall be carried under or on top of elevators. If an engineer is required, such engineer shall be paid for by Tenant promptly after receipt of a bill therefor.

                    5. If  shutdown  of risers and mains for  electrical,  HVAC, sprinkler and plumbing work is required, such work shall be monitored by Landlord's representative at Tenant's expense. No work will be performed in building mechanical equipment rooms without Landlord's approval and shall be monitored by Landlord at Tenant's expense.

          6. Tenant's contractor shall:

                    (a)have a  Superintendent  or Foreman on the Premises at all times when work is being performed and at reasonable times before and after as appropriate;


                    orderly;  (b)  police  the  job  at all  times,  continually keeping the Premises broom-clean and (c) maintain cleanliness and protection of all areas, including elevators and lobbies;

                    (d)protect the front and top of all peripheral HVAC units and thoroughly clean them at the completion of work; Nksfi)dgdupont.securities.9.7.99 - 61 - (e)block off supply and return grills, diffusers and ducts to keep dust from entering into the Building and/or Premises air conditioning system(s); and (fi avoid the disturbance of other tenants.

                    (g)comply with all life, health and safety codes,  rules and regulations and requirements and/or recommendations made by any insurance carrier.

                    7. If Tenant's contractor is negligent in any of its responsibilities, Tenant shall be charged for the cost of corrective work done by Building personnel or others as Landlord shall designate in addition thereto and/or in substitution therefor.

                    8. All equipment and installations must be equal to the standards of the Building. Any deviation from Building standards will be permitted only if indicated or specified on the plans and specifications, samples provided, if requested, at no cost to Landlord and approved in advance by Landlord.

                    9. A properly  executed  air  balancing  report  signed by a qualified professional engineer shall be submitted to Landlord upon the completion of all HVAC work.

                    10. Upon completion of the Alterations,  Tenant shall submit to Landlord properly executed documents indicating total compliance and final approval by the Department of Buildings of the Building Notice or Alteration accompanied by an amended certificate of occupancy for the Building, in form satisfactory to Landlord.

                    11. Tenant shall submit to Landlord a final  "as-built"  set of drawings showing all items of the Alterations in full detail.

                    12. Additional,  differing or inconsistent provisions in the lease, if any, will be applicable and will take precedence.

                    D. Special Requirements Reizardin~ Local Law #5/73 (As Amended)

                    1. Tenant  acknowledges  being advised that the Building has an active Modified Class E Fire System ("Class E System"). Tenant shall notify its contractors and subcontractors, as well as all persons and entities who shall perform or supervise any alteration or demolition within the Premises, of such facts prior to the commencement of any work.

                    2. Demolition by Tenant of all or any portions of the Premises shall be carried out in such manner as to protect equipment and wiring of Landlord's Class F System.

                    3. Landlord, after receipt of Tenant's notice of demolition, and at Tenant's expense, shall secure and protect and/or require Tenant to secure and protect Building equipment connected to the Class F System in the Premises to be demolished.

                    4. Landlord, at Tenant's expense, shall and /or require Tenant to make such additions and alterations within the requirements of Local Law #5/73 (as amended) to the existing Class F System as may be necessary by reason of alterations made within the Premises either by or on behalf of Tenant or by Landlord, as part of the initial installation, and work, if any, that Landlord is required to perform pursuant to the provisions of this lease or any work letter or leasehold improvements agreement entered into by Landlord and Tenant.

    Nksfndg.dupon~secutities.9.7.99
                     - 62 -

                    5. Landlord's  contract fire alarm service personnel or such other contractor approved by Landlord shall be the only personnel permitted to adjust, test, alter, relocate, add to, or remove equipment connected to the Class E System. All of the foregoing shall be performed at the Tenant's sole cost and expense.

                    6. Landlord, at Tenant's expense, shall repair or cause Tenant to have repaired, any and all defects, deficiencies or malfunctions of the Class B System caused by Tenant's alterations or demolition of the Premises. Such expense may include expenses of engineering, supervision and standby fire watch personnel that Landlord deems necessary to protect the Building during the time such defects, deficiencies and malfunctions are being corrected.

                    7. During such times that Tenant's alterations or demolition of the Premises require that fire protection afforded by the Class B System be disabled, Tenant, at Tenant's expense, shall maintain fire watch service deemed suitable to Landlord.

                    8.  Tenant  and   Tenant's   architect   shall   familiarize
               themselves with and be aware of Local Law ~5/73 and all amendments thereto with regard to smoke control, compartmentation, and areas of safe refuge. Tenant shall fully com~y with these requirements. Landlord, at Landlord's option, may withhold approval of Tenant's alterations or demolition if such requirements are not met to Lan~ord's satisfaction.

                    9. Should  Tenant  desire to install its own  internal  fire alarm system, Tenant shall , using o~y Landlord's fire alarm contractor or such other contractor approved by Landlord, request Landlord to connect such system to the Class B System at Tenant's expense in such manner as prescribed by the Landlord. Tenant shall, at Tenant's expense, have such internal fire alarm system approved by governing agencies having jurisdiction, and shall submit to the Landlord an approved copy of plans of such system, before initiating any installation of such system.

                    10. In the event Tenant shall  install its own internal fire alarm system within the Premises and in such event (as required by law) connects same to the Class F System at Tenant's sole cost and expense, Tenant shall also reimburse Landlord for costs of contracting for the maintenance and supervision of Tenant's internal fire alarm system with the company providing such services for the Class B System.


                    See next page for Insurance Requirements for Alterations I


















    Nksfndg.dupont.securities~9.7.99
-        63 -
                     Insurance Requirements for Alterations

         Each contractor or subcontractor (hereinafter called "Contractor') shall provide and maintain at its own expense, until completion of the Work, the following insurance:

                                    (a)Workers' Compensation and Employers'
                  Liability Insurance covering each and every workman employed in, about or upon the Work, as provided for in each and every statute applicable to Workers' Compensation and Employers' Liability Insurance.

                                    (b)Comprehensive General Liability Insurance
                  Including Coverage for Completed Operations, Broad Form Property Damage "XCU" exclusion if any deleted, and Contractual Liability (to specifically include coverage for the indemnification clause of this Agreement) for not less than the following limits:

          Total Combined Single Limit (primary and/or umbrella): $5,000,000 (written on a per occurrence basis)

                                    (c)Comprehensive Automobile Liability
           Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the Work) for not less than the following limits:

     Total Combined Single Limit (primary and/or umbrella). $5,000,000 (written on a per occurrence basis)

         Contractor shall furnish a certificate from its insurance carrier or carriers to Landlord before commencing the Work, naming Landlord and its managing agent, as additional insureds and showing that it has complied with the above requirements regarding insurance, and providing that the insurer will give Landlord thirty (30) days' prior written notice of the cancellation of any of the foregoing policies.

limits of insurance:
3. Contractor shall require all of its subcontractors engaged in the Work to provide the above

         Upon the request of Landlord, Contractor shall require all of its subcontractors engaged in the Work to execute an Insurance Requirements agreement in the same form as this Agreement.

Agreed to and Accepted:

Tenant:




By:

                                      Title

Tenant's Contractor:





By:

                                      Title

    Nksfndg.dupont.secuijtjes.9~7~99
                                     - 64 -
                                   Exhibit "E"

                                    Guaranty


















































~~sffldg.dupont.secunties.9.7~99
                                     - 65 -
Form W-9 (Rev. tanuary 1 99~)

Oepartmeri of the ~easury
Intl at Revenue SeNice ,rr
0

c
                              Request for Taxpayer
                     Identification Number and Certification


     Give this form to the requester. Do NOT send to IRS. flame (It (Olni names, list first and circle lht name of the person or enlity whose number you enter in Parl I below. Ste Instrustlens on pa~t 2 It your name ha: ehan~td,)
      8us~ness name (Sole proprietors see inStructions on page 2.) (If you are exempt from backup withholding, comptete this form and enter "EXEMPT" in
      Part It below.)

Address (number and street) City, state, and ZIP code List account number(s) here (optional)

     Tax a er Identiftcatlon Number IN For Payees Exempt From Backup ---------------------------------- Enter~your T(N~~in the appropriate box. For
_______________________________ Withho)ding (See Exempt Payees individua)s, this is your soda) security number Social security number and Payments on page 2) (55 N ). F9r sole p?oprietors, see the instructions ---------------------- on p~age
2. Fpr other entities,  it is your employer I I I ~ identification number - ----
- (EIN). If you d6 not have a OR Requester 5 name and address (optional) number, see How To Obtain a TIN below. _____________________________ Note; !~ the account is in more than dn'e name, Employer identIfIcation number see the chart on page 2 for guidelines on whose I - number to enten

Certiflcatlon.-Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or lb) I have not been notified by the Internal Revenue ServIce that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
Cert(flcatlon lnstructlons.-You must cross out item 2 above if you have been notified by the IRS that you are currently subiect to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.
(Also see Signing the Certification on page 2.)

     Sign Here Signature ~ Date ~ Section references are to the Internal Revenue 60 days to obtain a TIN and furnish it to the dividends, broker and barter exchange Code. requester. It the requester does not receive your transactions, rents, royalties, nonemployee Pur'ppae of Form.-A person who is required to TIN within 60 days, backup withholding, if compensation, and certain payments from file an information return with the IRS must applicable, will begin and continue until you fishing boat operators, but do not include real obtain. your correct TIN to report income paid to furnish your TIN to the requester, For reportable estate transactions. you, real estate transactions, mortgage interest Interest or dividend payments, the payer must If you give the requester your correct TIN, you paid, the acquisition or abandonment of exercise one of the following options concerning make the appropriate certifications, and report secured property, or contributions you made to backup withholding during this 60-day period. all your taxable interest and divIdends on your an IRA. use Form W-9 to furnish your correct Under option (1), a payer must backup withhold tax return, your payments will not be subiect to TIN to the requester (the person asking you to on any witndrawals you make from your account backup withholding. Payments you receive will furnish your TIN) and, when applicable, (1) to after 7 business days after the requester be subject to backup withholding if: certify that the TIN you are fumishing Is correct receives this form back from you. Under option
i. You do not furnish your TIN to the (or that you are waiting for a number to be (2), the payer must backup withhold on any requester, or issued), (2) to certify that you are not sublect to reportable interest or dividend payments made backup withholding, and (3) to claim exemption to your account, regardless of whether you make 2. The IRS notifies the requester that you from backup withholding If you are an exempt any withdrawals. The backup withholding under furnished an incorrect TIN, or payee. Furnishing your correct TIN and making optIon (2) must begin no later than 7 business 3. You are notified by the IRS that you are the appropriate certifications will prevent certain days after the requester receives this form back. subiect to backup withholding because you payments from being subject to backup Under option (2), the payer is required to refund failed to report all your interest and dividends on withholding. the amounts withheld if your certified TIN is your tax return (for reportable interest and Note: If a requester gives you ~e form other than received within the 60-day period and you were dividends only), or n a W-9 to request your TIN, you must use the of subject to backup withholding during that 4, You do not certify to the requester that you requester's form. period. are not sublect to backup withholding under 3 How To Obtain a TIN.-lf you do not have a Note:
Writing "Applied for" on the form means above (for reportable interest and dividend TIN, apply for one immediately. To apply, get that you have already applied for a TIN OR that accounts opened after 1983 only), or Form SS-6, Application for a Social Security you intend to apply for one in the near future. 5. You do not certify your TIN. This applies Card (for individuals), from your local office of As SOoh as you receive your TIN, complete only to reportable interest, dividend, broker, or the Social Security Administration, or Form another Form W-9, include your TIN, sign and barter exchange accounts opened aher 1983, or 55-4, Application for Employer Identification date the form, and give it to the reque.~ter, broker accounts considered inactive In 1983. Number (for businesses and all other entities), What Is Backup Withholding?- Persons making Except as explained in 5 above, other from your local IRS office. certain payments to you after 1992 are required reportable payments are subject to backup To complete Form W-9 if '/ou do not have,a to withhold and pay to the IRS 31% of such withholding only If 1 or 2 above applies. Certain TIN, write "Applied fo~ in the.space tor~the TIN payments under certain conditions. This is called payees and payments are exempt from backup in
Part I, sign and date the form, and give it to backup withholding." Payments that could be withholding and information report, mg. See the requester. Generally. you will then have.' subiect to backup withholding include interest, Psyees and Payments Exempt From

aMIgO 224 4ev. 1~n2
Form W-9 (Rev. 1.93)